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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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The Smith & Wollensky Restaurant Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.
1114 FIRST AVENUE
NEW YORK, NY 10021

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 26, 2005

TO THE STOCKHOLDERS OF THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.:

        Notice is hereby given that the Annual Meeting of Stockholders of The Smith & Wollensky Restaurant Group, Inc. (the "Company"), a Delaware corporation, will be held on Thursday, May 26, 2005, at 10:00 a.m., New York City time, at Park Avenue Café, 100 East 63rd Street, New York, New York for the following purposes:

  1.
  To elect one (1) Class I director to serve for a three year term and until his successor is duly elected and qualified;

  2.
  To consider and approve a proposed amendment to the Company's Certificate of Incorporation to (a) authorize 5,000,000 shares of preferred stock, par value $.001 per share, with such designations, preferences, privileges and restrictions as may be determined from time to time by the Company's Board of Directors, and (b) reduce the total number of authorized shares of common stock, par value $.01 per share, to 35,000,000;

  3.
  To consider and approve a proposed amendment to the Company's Certificate of Incorporation to permit stockholder action only by vote at a duly convened meeting of stockholders and not by written consent;

  4.
  To consider and approve a proposed amendment to the Company's Certificate of Incorporation to permit removal of directors only for cause;

  5.
  To consider and approve a proposed amendment to the Company's Certificate of Incorporation to permit vacancies on the Board of Directors to be filled by action of the Board of Directors and eliminate the ability of stockholders to fill any such vacancy;

  6.
  To ratify the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2006; and

  7.
  To transact such other business as may properly be brought before the meeting and any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only stockholders of record at the close of business on April 19, 2005 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. You may vote in person at the meeting or by completing and mailing the enclosed proxy card.

                      By the order of the Board of Directors,

                      Alan M. Mandel
                       Chief Financial Officer, Executive Vice President of Finance, Secretary and Treasurer

New York, New York
                  , 2005

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please submit your vote according to the instructions on the enclosed proxy card as promptly as possible so your shares can be voted at the meeting. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you will not be permitted to vote in person at the meeting unless you first obtain a proxy issued in your name from the record holder.

THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.
1114 FIRST AVENUE
NEW YORK, NY 10021

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        This Proxy Statement is being furnished by the Board of Directors of The Smith & Wollensky Restaurant Group, Inc. (the "Company", "we" or "us") in connection with its solicitations of proxies for use at our Annual Meeting of Stockholders and at any adjournment or postponement thereof. The Annual Meeting will be held at Park Avenue Café, 100 East 63rd Street, New York, NY, on Thursday, May 26, 2005, at 10:00 a.m., New York City time, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this Proxy Statement and the accompanying Proxy are first being mailed to stockholders is            , 2005.

        Our Annual Report to Stockholders, including the Annual Report on Form 10-K which was filed with the Securities and Exchange Commission and which contains our financial statements for the fiscal year ended January 3, 2005, is being mailed together with these proxy solicitation materials to all stockholders entitled to vote. We will provide to each of our stockholders who does not receive this mailing a copy of our Annual Report on Form 10-K for the year ended January 3, 2005, including the financial statements and schedules thereto, without charge, upon receipt of a written request from the stockholder. Such request should be sent to us at our principal offices (Attention: Samuel Goldfinger). Additionally, our Annual Report on Form 10-K is available on the Securities and Exchange Commission's website at http://www.sec.gov.

Proposals

        The Annual Meeting is being held for the following purposes:

  1.
  To elect one (1) Class I director to serve for a three year term and until his successor is duly elected and qualified;

  2.
  To consider and approve a proposed amendment to the Company's Certificate of Incorporation to (a) authorize 5,000,000 shares of preferred stock, par value $.001 per share, with such designations, preferences, privileges and restrictions as may be determined from time to time by the Company's Board of Directors and (b) reduce the total number of authorized shares of common stock, par value $.01 per share, to 35,000,000;

  3.
  To consider and approve a proposed amendment to the Company's Certificate of Incorporation to permit stockholder action only by vote at a duly convened meeting of stockholders and not by written consent;

  4.
  To consider and approve a proposed amendment to the Company's Certificate of Incorporation to permit removal of directors only for cause;

  5.
  To consider and approve a proposed amendment to the Company's Certificate of Incorporation to permit vacancies on the Board of Directors to be filled by action of the Board of Directors and eliminate the ability of stockholders to fill any such vacancy;

  6.
  To ratify the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2006; and

  7.
  To transact such other business as may properly be brought before the meeting and any adjournment or postponement thereof.

Record Date and Share Ownership

        Only stockholders of record at the close of business on April 19, 2005 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. We have one class of securities issued and outstanding, which is designated as common stock, $0.01 par value per share (the "Common Stock"). As of the Record Date, 40,000,000 shares of Common Stock were authorized and 9,380,349 shares were issued and outstanding.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (i) delivering to us at our principal offices (Attention: Samuel Goldfinger) a written notice of revocation or a duly executed proxy bearing a later date, or (ii) attending the meeting and voting in person.

Solicitation of Proxies

        We will bear the cost of this solicitation of proxies. We have retained [Name of Proxy Solicitor] to act as a proxy solicitor for the Annual Meeting. We have agreed to pay $[Cost for services] plus reasonable out-of-pocket expenses for [Name]'s proxy services. In addition, we may supplement the original solicitation of proxies by mail with solicitation by telephone, fascimile, electronic transmission, in person, or any other means by our directors, officers and/or employees. We will not pay any additional compensation to these individuals for any such services.

Voting

        On all matters, each share of our Common Stock has one vote. The number of votes required to effect each of the proposals are as follows:

          Proposal One: Election of One Class I Director:    Directors will be elected by a plurality vote of the shares of our Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, the candidate receiving the highest number of affirmative votes of shares represented and voting on this proposal at the meeting will be elected director of the Company. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, will have no impact on the election of directors once a quorum is present. See "Quorum; Abstentions; Broker Non-Votes" below.

          Proposals Two-Five: Amendments to the Company's Certificate of Incorporation:    Each amendment to the Company's Certificate of Incorporation will require the affirmative vote of the holders of a majority of the issued and outstanding shares of our Common Stock entitled to vote at the Annual Meeting.

          Proposal Six: Ratification of our Independent Registered Public Accounting Firm:    Ratification of the independent registered public accounting firm of the Company for the current year will require the affirmative vote of the holders of a majority of the shares of our Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

Quorum; Abstentions; Broker Non-Votes

        Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections who will be a representative from American Stock Transfer & Trust Company. The Inspector of Elections will also determine whether or not a quorum is present. Except as otherwise provided by statute, the affirmative vote of the holders of a majority of the shares of our Common Stock present in person or represented by proxy at a duly held meeting at which a quorum is present is required for approval of proposals presented to stockholders. The holders of a majority of the shares of our Common Stock present in person or represented by proxy constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute.

        The Inspector will treat shares that are voted WITHHELD or ABSTAIN and broker non-votes as being present and entitled to vote for purposes of determining the presence of a quorum, but not as votes in favor of approving any matter submitted to the stockholders for a vote. Broker non-votes are shares held by a broker as to which the broker is not empowered to vote on any proposals. Broker non-votes will not be counted for purposes of determining the number of votes cast with respect to a particular proposal. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder.

        If no specific instructions are given, the shares will be voted FOR:

  •
  the election of the nominee for director set forth herein;

  •
  the amendment of our Certificate of Incorporation to:

  1.
  (a) authorize 5,000,000 shares of preferred stock, par value $.001 per share, with such designations, preferences, privileges and restrictions, as may be determined from time to time by the Company's Board of Directors, and (b) reduce the total number of authorized shares of common stock, par value $.01 per share, to 35,000,000,

  2.
  permit stockholder action only by vote at a duly convened meeting of stockholders and not by written consent,

  3.
  permit removal of directors only for cause, and

  4.
  permit vacancies on the Board of Directors to be filled by action of the Board of Directors and eliminate the ability of stockholders to fill any such vacancy; and

  •
  the ratification of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2006.

        As to other matters properly presented, if any, to be voted upon, the persons designated as proxy will take such actions as described under the heading "Other Matters." It is not expected that any other matters will be presented at the Annual Meeting.

Householding

        We may send a single set of proxy materials and other stockholder communications to any household at which two or more stockholders reside. This process is called "householding." This process reduces duplicate mailings and saves printing and postage costs as well as natural resources. Proxy materials and other stockholder communications to you may be householded based on your prior express or implied consent. If your proxy materials are being householded and you wish to receive separate copies of our Proxy Statement and/or our Annual Report, or if you are receiving multiple copies and would like to receive a single copy, you may contact our transfer agent as described below. If you received a householded mailing this year and you would like to have additional copies mailed to you or you would like to opt out of this practice for future mailings, please submit your request to our transfer agent, American Stock Transfer & Trust Company, Two Broadway Avenue, 19th Floor, New York, New York 10004, Attn: Paula Caroppoli. You may contact our transfer agent at: (718) 921-8275.

PROPOSAL ONE
ELECTION OF ONE CLASS I DIRECTOR

        Our Board of Directors, the size of which is set at seven members, is currently divided into three classes as follows: Class I consists of Richard S. LeFrak and Richard A. Mandell; Class II consists of Jacob Berman, Robert D. Villency and Eugene I. Zuriff; and Class III consists of Alan N. Stillman and Thomas H. Lee.

        The following information is submitted concerning our directors:

Name of Director	Age	Director Since	Term Expires At Annual Meeting to be Held In
Jacob Berman	56	2003	2006
Thomas H. Lee	61	1997	2007
Richard S. LeFrak	59	1997	2005	(1)
Richard A. Mandell	62	2003	2005
Alan N. Stillman	68	1997	2007
Robert D. Villency	66	2002	2006
Eugene I. Zuriff	66	1997	2006

(1)
Mr. LeFrak has informed the Company that he does not intend to stand for re-election for personal reasons. The Board of Directors will endeavor to fill this vacancy as soon as practicable.

        At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified or until they sooner die, resign or are removed. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

        It is proposed that the nominee listed below be elected to hold office until the 2007 annual meeting of stockholders and until his successor is duly elected and qualified or until he sooner dies, resigns or is removed. Unless marked otherwise, proxies received will be voted FOR the election of the nominee specified below, who currently serves as a director with a term extending to the 2005 Annual Meeting and until his successor is elected and qualified. If such nominee for the office of director is unwilling or unable to serve as a nominee for the office of director at the time of the Annual Meeting, there will be a vacancy. Alternatively, the size of the Board of Directors may be reduced so that there is no vacancy. The Board of Directors has no reason to believe that the nominee will be unwilling or unable to serve if elected as a director.

Nominee for Election for a Three-Year Term Expiring at the 2008 Annual Meeting

        Richard A. Mandell has been a director since 2003. Mr. Mandell is a private investor and financial consultant. He was Vice President-Private Investments of Clariden Asset Management (NY) Inc., a subsidiary of Clariden Bank, a private Swiss bank, from January 1996 until February 1998. From 1982 until June 1985, Mr. Mandell served as a Managing Director of Prudential Securities Incorporated, an investment banking firm. He also serves as a director and chairman of the audit committee of each of Encore Capital Group, Inc. and Sbarro, Inc. Mr. Mandell holds a BSE degree from the Wharton School of the University of Pennsylvania and is a Certified Public Accountant.

        THE CLASS II AND CLASS III MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE CLASS I NOMINEE LISTED ABOVE.

Directors Continuing in Office Until the 2006 Annual Meeting

        Jacob Berman has been a director since 2003. Mr. Berman heads JB Advisors, Inc., a wealth management advisory firm. He co-founded Commercial Bank of New York in July 1988. Prior to the sale of Commercial Bank of New York in 2001, Mr. Berman served from 1988 until 2001 as its Chief Executive Officer and President. Mr. Berman was also a member of the Board of Directors of Commercial Bank of New York.

        Robert D. Villency has been a director since 2002. Mr. Villency is, and has been since 1965, Chief Executive Officer of Maurice Villency, Inc., one of the largest contemporary retail furniture businesses in the United States. He was Chief Executive Officer of Roche Bobois USA, Ltd., a franchiser of 31 retail stores throughout the United States and Canada, selling contemporary, high-end furniture, from 1974 until 2001. He is also a director of Roche Bobois and Chairman of Maurice Villency, Inc. Mr. Villency is also a director of The National Alliance to End Homelessness and The Chief Executive Organization.

        Eugene I. Zuriff has been a director since 1997 and our President since May 2004. He was a consultant to us from February 1997 to May 2004 and was actively involved in financing, lease negotiations and marketing activities for our new restaurants. From 1988 to 1997, Mr. Zuriff was the New York representative of Multi Commercial Bank in Geneva, Switzerland. He was Executive Vice President of Century Business Credit from 1969 to 1988 and in 1988 became Founding Director and Member of the Executive Committee of the Commercial Bank of New York. Mr. Zuriff is also a director of, and chairman of the audit committee of, Doral Bank, FSB and "I Have a Dream Foundation". Mr. Zuriff served as Chairman and Senior Chairman of the Health Care Chaplaincy.

Directors Continuing in Office Until the 2007 Annual Meeting

        Alan N. Stillman, our founder, has been our Chairman and Chief Executive and a director since 1997, and was our President from 1977 to 1997. He developed and founded his first restaurant, T.G.I. Fridays, in 1965. In 1975, Mr. Stillman sold his interests in the concept and focused on the high-end market, founding Smith & Wollensky in 1977. Mr. Stillman has also served as a director of Meals on Wheels USA for over 20 years.

        Thomas H. Lee has been a director since 1997. Mr. Lee founded the Thomas H. Lee Company, the predecessor entity to Thomas H. Lee Partners, L.P., in 1974. The Thomas H. Lee Partners, L.P. and its affiliated funds invest private equity capital in growing companies and have raised more than $14.0 billion of private equity funds, including its latest fund, Thomas H. Lee Equity Fund V, L.P. Mr. Lee serves as a director of Metris Companies, Inc., Miller Import Corporation, Refco Group, Ltd., Vertis Holdings, Inc., Safelite Glass Corporation and Wyndham International, Inc.

Other Director

        Richard S. LeFrak has been a director since 1997. Since 1975, Mr. LeFrak has been the President of LeFrak Organization, Inc., a diversified, privately held company active in major residential and commercial real estate development projects, oil and gas exploration, finance and entertainment production. Mr. LeFrak is also a director of Sequa Corporation, a company listed on the New York Stock Exchange.

Board of Directors, Committees and Meetings

        Our Board of Directors currently consists of seven directors, divided into three classes, as described in "Proposal One: Election of One Class I Director." The Board of Directors believes that there should be a majority of independent directors on the Board. The Board of Directors also believes that it is useful and appropriate to have members of management, including our Chief Executive Officer, as directors. The current Board of Directors consists of five independent directors and two members of our management team.

        The Board of Directors has determined that each of Messrs. Berman, Lee, LeFrak, Mandell and Villency qualifies as independent in accordance with the listing standards of the Nasdaq Stock Market Inc. ("Nasdaq"). The Nasdaq independence definition includes a series of objective tests, such as that the director is not an officer or employee of the Company and has not engaged in various types of business dealings with the Company. In addition, the Board of Directors has made an affirmative determination that each independent director does not have a relationship with the Company, which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

        The Board and its committees meet throughout the year and also hold special meetings and act by written consent from time to time as appropriate. Independent directors meet at least twice per year without management present. The Company's Corporate Governance Guidelines state that all directors should make every effort to attend meetings of the Board and meetings of committees of which they are members. The Company's Corporate Governance Guidelines further state that directors may attend meetings by telephone to mitigate conflicts.

        Our Board of Directors held a total of eight meetings and two executive sessions during the fiscal year ended January 3, 2005. Except for Thomas H. Lee who attended 78%, no director serving throughout fiscal year 2004 attended fewer than 100% of the total number of meetings of the Board of Directors. Except for Thomas H. Lee who attended 33%, no director serving throughout fiscal year 2004 attended fewer than 100% of the total number of meetings held by all committees of the Board upon which such director served. Five of our directors attended our 2004 annual meeting of stockholders.

        The Board does not have a formal policy that limits the number of outside board seats that can be held by an independent director. A director's involvement with other boards is just one factor to be considered in deciding if a director can devote the time and attention necessary to be an informed and effective director. The Board of Directors has delegated various responsibilities and authority to different Board committees as described below. Committees regularly report on their activities and actions to the full Board of Directors. The Board of Directors has three standing committees: the Audit Committee, the Corporate Governance and Nominations Committee and the Compensation Committee. The Board of Directors has appointed only independent directors to such committees. Each committee has a written charter adopted by the Board of Directors under which it operates. Copies of each charter are posted on our website at www.smithandwollensky.com.

        Audit Committee.    The Audit Committee is currently comprised of Messrs. Berman, Mandell, Villency and Lee. Mr. Mandell is the Audit Committee's chairman. All current committee members meet the independence criteria and have the qualifications set forth in the listing standards of Nasdaq and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Mr. Mandell qualifies as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K under the Exchange Act and the Board of Directors has determined that he has the financial sophistication required under the listing standards of Nasdaq. The Board of Directors adopted a written charter under which the Audit Committee operates. The Board of Directors reviews and assesses the adequacy of the charter of the Audit Committee on an annual basis. A copy of the charter of the Company's Audit Committee is posted on our website. Copies of our Audit Committee charter are available, free of charge, upon request directed to us at our principal offices, Attention: Alan M. Mandel. Pursuant to the charter, the Audit Committee's responsibilities include: (i) appointment, retention, compensation, oversight and, if necessary, replacement of our independent registered public accounting firm; (ii) oversight of the quality and integrity of our independent audit and financial reporting processes and systems of internal accounting and financial controls; (iii) review of the scope of the audit to be conducted by our independent public accounting firm, as well as the results of such audit; (iv) review and pre-approval of all audit and permissible non-audit services; and (v) oversight of our financial reporting activities, including in our annual report, and the accounting principles followed. The Audit Committee held five meetings during fiscal year 2004 and also participated in conferences with BDO Seidman, LLP, our current independent registered public accounting firm and KPMG LLP, our previous independent registered public accounting firm. The Audit Committee has adopted complaint procedures for accounting, internal accounting controls and auditing matters. The full text is available on our website. The Audit Committee's procedure for the pre-approval of audit and permitted non-audit services are described below in "Proposal Six: Ratification of Appointment of BDO Seidman, LLP as Independent Registered Public Accounting Firm For The Fiscal Year Ending January 2, 2006".

        Corporate Governance and Nominations Committee.    The Corporate Governance and Nominations Committee is currently comprised of Messrs. Lee and Villency. All members of the Corporate Governance and Nominations Committee meet the independence criteria set forth in the listing standards of Nasdaq. The Corporate Governance and Nominations Committee's responsibilities include identification of individuals qualified to serve as members of the Board of Directors, selection of director nominees for director positions whose terms are to expire or are vacant and development and annual review of corporate governance guidelines. The Committee also makes recommendations to the Board regarding the size of the Board. The Corporate Governance and Nominations Committee was created in April 2004, and acted by unanimous written consent in 2004.

        The vacancy that will result from the resignation of Mr. LeFrak is expected to be filled as soon as practicable. The Committee expects to accept suggestions as to new Board nominee candidates from management, other Board members and stockholders. Consideration of new Board nominee candidates will typically involve a series of internal discussions, review of information concerning candidates and interviews with selected candidates. The Committee will determine new nominees based on personal qualities and characteristics, accomplishments and reputation in the business community; current knowledge and contacts in communities in which we do business and in our industry or other industries relevant to our business; ability and willingness to commit adequate time to Board and committee matters; the fit of the individual's skills and personality with those of other directors in building a Board that is effective, collegial and responsive to the needs of the Company; and diversity of viewpoints, background and experience. The Committee approved the nomination of the candidate reflected in Proposal One, which candidate was approved by unanimous consent of the Board of Directors. In 2004, we did not employ a search firm or pay fees to other third parties in connection with seeking or evaluating Board nominee candidates.

        The Corporate Governance and Nominations Committee also will consider stockholder recommendations for candidates to serve on the Board of Directors. The Committee will evaluate candidates proposed by stockholders using the same criteria as for other candidates. Stockholders may recommend nominees for consideration by the Corporate Governance and Nominations Committee by submitting the names and the following supporting information to the Company's Secretary at: Secretary, Stockholder Nominations, The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, N.Y. 10021. The submissions should include a current resume and curriculum vitae of the candidate and statement describing the candidate's qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the nominee, the number of shares which are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understanding between the submitting stockholder and the candidate.

        Compensation Committee.    The Compensation Committee consists of Messrs. Lee and LeFrak. Both members of the Compensation Committee meet the independence criteria set forth in the listing standards of Nasdaq. The purpose of the Compensation Committee is to review and recommend to the Board of Directors for determination, the salaries, incentive compensation and benefits of our Chief Executive Officer and all other executive officers and make recommendations to the Board with respect to our incentive compensation plans and equity-based plans, including our 2001 Stock Incentive Plan. The Compensation Committee acted by written consent during fiscal year 2004. For additional information concerning the Compensation Committee, see "Report of the Compensation Committee of the Board of Directors." Mr. LeFrak has informed the Company that he does not intend to stand for re-election for personal reasons. The Board of Directors will endeavor to fill this vacancy as soon as practicable.

Corporate Governance

        Code of Business Conduct and Ethics.    We have adopted a Code of Business Conduct and Ethics for directors, officers and employees. This Code of Business Conduct and Ethics is designed to comply with Securities and Exchange Commission regulations and the listing standards of Nasdaq related to codes of conduct and ethics and is posted on our website. Copies of our Code of Business Conduct and Ethics are available, free of charge, upon request directed to us at our principal offices, Attention: Alan Mandel.

        Corporate Governance Guidelines.    We also have adopted corporate governance standards to advance the functioning of our Board of Directors and its committees and to set forth the Board of Director's expectations as to how it should perform its functions. Our corporate governance standards are posted on our website. Copies of our corporate governance guidelines are available, free of charge, upon request directed to us at our principal offices, Attention: Alan Mandel.

        Stockholder Communications Policy.    Our Board of Directors has adopted a policy with respect to stockholder communications with the Board of Directors. Stockholders and other interested parties may communicate directly with our Board of Directors or the non-management directors. All communications should be in writing and should be directed to our secretary at: Secretary, Stockholder Communications, The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, New York 10021. The sender should indicate in the address whether it is intended for the entire Board of Directors, the non-management directors as a group or an individual director. Each communication intended for the Board of Directors or non-management directors received by the secretary will be forwarded to the intended recipients. The full text of the Stockholder Communications Policy is available on our website.

Director Compensation

        The Company's independent directors receive a compensation package consisting of an annual base retainer fee of $10,000 in connection with their services as directors. In addition, the independent director who serves as chairman of the Audit Committee of the Board receives an annual retainer fee of $5,000. The independent directors who serve on the Audit Committee, including the chairman of the Audit Committee, receive $1,000 for each meeting that they attended after July 1, 2003. We reimburse directors for out-of-pocket expenses incurred in connection with attending Board of Director and committee meetings.

        On June 10, 2004, the Company's Board of Directors established a Special Committee to analyze a strategic opportunity for the Company. The Special Committee was dissolved on March 29, 2005 after completing its analysis. The members of the Special Committee were Messrs. Berman, Mandell and Lee. Messrs. Berman and Mandell each received $$12,500 in respect of their services on the Special Committee.

        During fiscal 2001, we granted options to three of our then non-employee directors who are not beneficial owners of greater than 5% of our Common Stock. Mr. LeFrak, Mr. Jay Green, a former director, and Mr. Zuriff each received options to purchase 5,000 shares of Common Stock in connection with their services as directors. The options vest as to 1,000 shares on each of July 9, 2002, July 9, 2003, July 9, 2004, July 9, 2005 and July 9, 2006 and have an exercise price of $5.70. During fiscal 2003, we granted options to five of our then non-employee directors who are not beneficial owners of greater than 5% of our Common Stock. Mr. LeFrak, Mr. Villency and Mr. Zuriff each received options to purchase 5,000 shares of Common Stock in connection with their services as directors. The options vest as to 1,000 shares on each of June 25, 2004, June 25, 2005, June 25, 2006, June 25, 2007 and June 25, 2008 and have an exercise price of $5.04. Mr. Berman and Mr. Mandell each received options to purchase 5,000 shares of Common Stock in connection with their services as directors. The options vest as to 1,000 shares on each of July 29, 2004, July 29, 2005, July 29, 2006, July 29, 2007 and July 29, 2008 and have an exercise price of $5.12. Employee directors received compensation only as employees of the Company. We have director and officer indemnification insurance policies. These policies run from November 14, 2004 through November 14, 2005, at a total cost of $168,100.

EXECUTIVE OFFICERS

        The Company's non-director executive officers is as follows:

        Alan M. Mandel, 59, has been our Chief Financial Officer, Executive Vice President of Finance, Treasurer and Secretary since August 2000. He was Chief Financial Officer for C.A. Muer, an operator of upscale seafood restaurants, from 1998 to 2000. From 1993 to 1998, Mr. Mandel was Chief Financial Officer of Ogden Entertainment Services.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth all compensation earned during fiscal years 2004, 2003 and 2002 by our Chief Executive Officer and each of our other most highly compensated executive officers who served as executive officers during fiscal year 2004 and whose annual compensation exceeded $100,000 for the period. Messrs. Stillman, Mandel and Zuriff constitute all of our executive officers.

										Long-Term Compensation
		Annual Compensation								Awards		Payouts
Name and Principal Positions	Fiscal Year	Salary			Bonus		Other Annual Compensation			Securities Underlying Options		All Other Compensation
Alan N. Stillman(1) Chief Executive Officer	2004 2003 2002	$ $ $	760,725 760,725 724,500	(2) (2)	$ $	100,000 90,000	$ $ $	147,096 147,096 147,096	(3) (3) (3)	10,000 131,667	(5)	$ $ $	6,202 5,564 9,827	(4) (4) (4)
James M. Dunn(6) Former President and Chief Operating Officer	2004 2003 2002	$ $ $	364,685 441,000 420,000	(7)	$ $	90,000 75,000	$ $ $	12,000 12,000 12,000	(8) (8) (8)	188,667	(5)	$ $ $	7,060 6,480 6,105	(9) (9) (9)
Alan M. Mandel Chief Financial Officer, Executive Vice President of Finance, Treasurer and Secretary	2004 2003 2002	$ $ $	243,101 231,525 220,500	(10)	$ $ $	35,000 35,000 27,500				5,000 50,000	(5)	$ $ $	5,650 4,634 4,536	(11) (11) (11)
Eugene I. Zuriff(12) President	2004 2003 2002	$ $ $	135,000 135,000 135,000		$ $ $	50,000 30,000 20,000				5,000 10,000
David P. Terry(13) Former Executive Vice President	2004 2003 2002	$ $ $	225,000 225,000 215,000		$ $ $	35,000 40,375 25,000				5,000 10,000		$ $ $	3,923 2,759 3,808	(14) (14) (14)

(1)
Mr. Stillman's son, Michael Stillman, is an employee of the Company. He received $30,700 and $52,039 in 2004, and 2003, respectively, as compensation for his services.

(2)
Mr. Stillman deferred payment until fiscal 2004 of $36,225 of his salary for fiscal 2003 and deferred payment until fiscal 2003 of $34,500 of his salary for fiscal 2002. The deferred payments are included in the year they were earned. Mr. Stillman declined the increase in base salary he was entitled to in 2004 under his employment agreement.

(3)
Represents payments made to Mr. Stillman pursuant to his non-competition agreement. The non-competition agreement does not require that the Company make any additional payments to Mr. Stillman.

(4)
Includes 401(k) matching contributions of $4,875, $4,237 and $5,500 in 2004, 2003 and 2002, respectively, group term life insurance payments of $1,327 in 2004, 2003, and 2002, respectively, and additional cash payments of $3,000 in 2002.

(5)
Represents grants of stock options on September 5, 2002 pursuant to an option exchange program (the "Option Exchange Program") that the Company initiated in February 2002 in order to allow employees, officers and directors to cancel all or some stock options to purchase our Common Stock having an exercise price greater than $5.70 per share granted under our 1996 Stock Option Plan, our 1997 Stock Option Plan and our 2001 Stock Incentive Plan in exchange for new options granted under the 2001 Stock Incentive Plan. Under the Option Exchange Program, the new options were issued on September 5, 2002 with an exercise price of $3.88. The exercise price of each option received under the exchange program equaled 100% of the price of the Company's Common Stock on the date of grant of the new options, determined in accordance with the terms of the 2001 Stock Incentive Plan. Mr. Stillman received options under the exchange program with an exercise price of $4.27, or 110% of the fair market value of the Company's Common Stock on the date of grant. The new options vest over periods ranging from four months to five years, in accordance with the vesting schedule of the cancelled options. The Company structured the Option Exchange Program in a manner that did not result in any additional compensation charges or variable award accounting.

(6)
Mr. Dunn resigned as our President and Chief Operating Officer on April 30, 2004. He currently serves as our President—Boston Operations and is no longer considered to be an executive officer of the Company. The information presented for 2004 includes amounts received by Mr. Dunn in his capacity as President and Chief Operating Officer until April 30, 2004 and amounts received by Mr. Dunn in his capacity as President—Boston Operations for the remainder of the year.

(7)
Mr. Dunn deferred payment until fiscal 2004 of $21,000 of his salary for fiscal 2003. The deferred payment is included in the year it was earned.

(8)
Represents payments made to Mr. Dunn for miscellaneous tax and financial advice pursuant to his employment agreement.

(9)
Includes 401(k) matching contributions of $5,080, $4,500 and $4,125 in 2004, 2003 and 2002, respectively, and group term life insurance payments of $1,980 in each of 2004, 2003 and 2002.

(10)
Mr. Mandel deferred payment until fiscal 2004 of $11,025 of his salary for fiscal 2003. The deferred payment is included in the year it was earned.

(11)
Includes 401(k) matching contributions of $4,324, $3,307 and $3,150 in 2004, 2003 and 2002, respectively, and group term life insurance payments of $1,327, $1,327 and $1,386 in 2004, 2003 and 2002, respectively.

(12)
Payments made to Mr. Zuriff for fiscal 2004, 2003 and 2002 were made in respect of consulting services. In addition, the option to purchase 10,000 shares of our Common Stock granted to Mr. Zuriff in 2003 was granted in part for his services as director.

(13)
Mr. Terry resigned as our Executive Vice President on January 11, 2005. Mr. Terry is no longer employed by the Company.

(14)
Includes 401(k) matching contributions of $2,596, $1,433 and $2,481 in 2004, 2003 and 2002, respectively, and group term life insurance payments of $1,327 in each of 2004, 2003 and 2002, respectively.

Option Grants in Last Fiscal Year

        The following table sets forth information concerning grants of stock options to each of the executive officers named in the Summary Compensation Table during fiscal year 2004. The percent of the total options set forth below is based on an aggregate of 83,500 options granted to employees and issued under our 2001 Stock Incentive Plan during fiscal year 2004.

					Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation For Option Term(1)
		% of Total Options Granted to Employees During Fiscal Year
	Number of Securities Underlying Options Granted
Name			Exercise Price Per Share	Expiration Date
					5%	10%
Alan N. Stillman(2)	10,000	12.0%	$6.27	August 18, 2014	$30,147	$85,143
Alan Mandel(3)	5,000	6.0%	$5.70	August 18, 2014	$17,923	$45,422
David P. Terry(4)	5,000	6.0%	$5.70	August 18, 2014	$17,923	$45,422
Eugene I. Zuriff(5)	5,000	6.0%	$5.70	August 18, 2004	$17,923	$45,422

(1)
Potential realizable value represents hypothetical gains that could be achieved for the options if the options were exercised at the end of the option term assuming that the fair market value of the Common Stock on the date of grant appreciates at 5% and 10% over the option term (ten years) and that the option is exercised and sold on the last day of its option term for the appreciated stock price. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future Common Stock price. The calculation includes the difference, if any, between the fair market value on the date of grant and the exercise price for such options. Actual gains, if any, on stock option exercises will depend on the future performance of our Common Stock.

(2)
Mr. Stillman's option vests as to 2,000 shares on each of August 18, 2005, August 18, 2006, August 18, 2007, August 18, 2008 and August 18, 2009 and has an exercise price of $6.27.

(3)
Mr. Mandel's option vests as to 1,000 shares on each of August 18, 2005, August 18, 2006, August 18, 2007, August 18, 2008 and August 18, 2009 and has an exercise price of $5.70.

(4)
Mr. Terry's option would have vested as to 1,000 shares on each of August 18, 2005, August 18, 2006, August 18, 2007, August 18, 2008 and August 18, 2009 and has an exercise price of $5.70. Mr. Terry resigned as our Executive Vice President on January 11, 2005 and is no longer employed by the Company.

(5)
Mr. Zuriff's option vests as to 1,000 shares on each of August 18, 2005, August 18, 2006, August 18, 2007, August 18, 2008 and August 18, 2009 and has an exercise price of $5.70.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information concerning option exercises in fiscal year 2004 and exercisable and unexercisable stock options held by our executive officers named in the Summary Compensation Table at January 3, 2005. The value of unexercised in-the-money options is based on a value of $4.84 per share, the fair market value of our Common Stock as of January 3, 2005, the last trading day of fiscal year 2004, less the actual per share exercise prices, multiplied by the number of shares underlying the option. All options were granted under our 2001 Stock Incentive Plan.

			Number of Securities Underlying Unexercised Options at January 3, 2005		Value of Unexercised In-the-Money Options at January 3, 2005
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Alan N. Stillman	0	$0	91,667	50,000	$52,250	$22,800
James M. Dunn(1)	0	$0	128,667	60,000	$123,520	$57,600
Alan M. Mandel	0	$0	30,000	25,000	$28,800	$19,200
David P. Terry(2)	0	$0	20,000	15,000	$3,200	$—
Eugene I.Zuriff	0	$0	23,333	25,000	$—	$—

(1)
Mr. Dunn resigned as our President and Chief Operating Officer on April 30, 2004. He currently serves as our President—Boston Operations and is no longer considered an "executive officer" of the Company.

(2)
Mr. Terry resigned as our Executive Vice President on January 11, 2005. He is no longer employed by the Company.

Equity Compensation Plan Information

        The following table sets forth information concerning all equity compensation plans of the Company and whether or not the plans were approved by the stockholders as of January 3, 2005.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	808,836	$4.84	811,754	(1)
Equity compensation plans not approved by security holders

Total	808,836	$4.84	811,754	(1)

(1)
Represents, as of January 3, 2005, 500,000 shares reserved for sale pursuant to the Company's Employee Stock Purchase Plan (which the Company has not yet implemented), and 311,754 shares reserved for future grants under the Company's 2001 Stock Incentive Plan. The Company's 2001 Stock Incentive Plan provides that the maximum number of shares of Common Stock available for issuance is 583,333, increased by 4% of the total number of issued and outstanding shares of Common Stock (including shares held in treasury) as of the close of business on December 31 of the preceding year on each January 1, beginning January 1, 2002, during the term of the 2001 Stock Incentive Plan. However, the number of shares available for all grants under the 2001 Stock Incentive Plan is limited to 11% of the Company's issued and outstanding shares of capital stock on a fully-diluted basis.

Employment and Non-Competition Agreements

        Alan N. Stillman.    On May 1, 2001, we entered into an amended and restated employment agreement with Alan Stillman, our Chief Executive Officer, pursuant to which Mr. Stillman will serve as our Chief Executive Officer until May 29, 2006. The agreement provides that Mr. Stillman is entitled to a base salary of $690,000 per year, subject to annual cost of living increases. In addition, Mr. Stillman is entitled to customary employee benefits and may receive a yearly bonus equal to up to 50% of his base salary, depending on certain bonus targets to be set by our Board of Directors. For the fiscal years 2002 and 2003, such bonus targets were based on our earnings before income, taxes, depreciation and amortization. Mr. Stillman did not receive a bonus payment for fiscal year 2004. Mr. Stillman's employment agreement may be terminated by us at any time with or without cause. This agreement may also be terminated by Mr. Stillman at any time with 15 business days notice or for "good reason," effective upon written notice to us. If Mr. Stillman is terminated without cause or terminates for "good reason," he is entitled to a severance payment equal to his monthly base salary multiplied by the greater of the number of months remaining in the initial five year term or twelve months, plus insurance benefits for the period that he receives such severance payment and certain fringe benefits for the balance of the employment term. Pursuant to the agreement, if Mr. Stillman's employment as Chief Executive Officer is not renewed at the end of the five year term under mutually acceptable terms, Mr. Stillman may, at his option, act as a consultant to us concerning our business, affairs, creative direction and management for five years at a salary of $150,000 per year plus benefits.

        We have also entered into a non-competition agreement with Mr. Stillman. This agreement requires Mr. Stillman to keep our proprietary information confidential for a period of six years from the date of the agreement, or, if the employment agreement is extended beyond the initial five year term or if Mr. Stillman becomes our consultant pursuant to his employment agreement, the date which is one year after his termination as our employee or consultant, as the case may be. In consideration of this agreement, we were required to pay Mr. Stillman $36,774 at the end of each fiscal quarter in 2002, 2003 and 2004. The agreement also contains a provision pursuant to which Mr. Stillman will not engage in any business which owns, operates or manages one or more high end steak restaurants which operate within a five mile radius of any of our owned or managed restaurants during the term of this agreement, and for a period of one year after Mr. Stillman's employment is terminated, or for a period of one year after the end of Mr. Stillman's service as a consultant, whichever is later, provided that the restriction will not end prior to five years after the date of the agreement.

        James M. Dunn.    On May 1, 2001, we entered into an employment agreement with James M. Dunn, pursuant to which Mr. Dunn served as our President and Chief Operating Officer until April 30, 2004. The agreement provided that Mr. Dunn was entitled to a base salary of $400,000 per year, subject to annual cost of living increases. In addition, pursuant to the agreement, Mr. Dunn was entitled to customary employee benefits and the opportunity to receive a yearly bonus equal to up to 75% of his base salary, depending on certain bonus targets to be set by our Board of Directors. For the fiscal years 2002 and 2003, such bonus targets were based on our earnings before interest, taxes, depreciation and amortization. On April 30, 2004, Mr. Dunn resigned as our President and Chief Operating Officer and his employment agreement was terminated. We entered into a new employment agreement with Mr. Dunn on April 30, 2004 pursuant to which Mr. Dunn serves as our President—

Boston Operations. As a result of the foregoing, Mr. Dunn is no longer considered to be an executive officer of the Company.

        Alan M. Mandel.    On May 30, 2000, we agreed that the terms of Alan M. Mandel's position as Chief Financial Officer would include customary employee benefits, a base salary of $200,000 per year, an option to purchase 25,000 shares, vesting over five years, and additional annual option grants to purchase a minimum of 5,000 shares.

2005 Management Retention Plan

        On          , 2005, our Board of Directors adopted the 2005 Management Retention Plan (the "2005 Plan"). The Board adopted the plan as part of its ongoing, periodic review of its compensation and benefits programs and in recognition of the importance to the Company and its stockholders of avoiding the distraction and loss of key management personnel that may occur in connection with rumored or actual changes in control, as defined in the 2005 Plan, that our Board of Directors has not approved ("Unapproved Change of Control").

        Participants in the plan include our executive officers, as well as certain other employees. With respect to the executive officers, the following severance benefits would be provided upon qualifying terminations of employment in connection with or within 18 months following an Unapproved Change in Control:

  •
  Cash severance pay equal to 2.99 times the executive's average W-2 income for the five years before the Unapproved Change in Control.

  •
  Company-paid medical and dental insurance benefits for a period of 18 months.

  •
  Full vesting of any outstanding stock options or restricted stock awards.

        Terminations of employment that entitle an executive officer to receive severance benefits under the plan consist of (1) termination by the Company without cause or (2) resignation by the executive officer for good reason (as each of these terms is defined in the plan), in each case within 18 months following a change of control. An executive officer is not eligible for benefits under the plan if his or her termination occurs for any other reason. To receive the severance benefits under the plan, an executive officer must execute a general release of claims against the Company and its affiliates, which release must waive any benefits payable under any employment or severance agreement between the executive officer and the Company. An executive officer has no obligation to mitigate the severance benefits under the plan.

        The executive officers are entitled to full indemnification for any excise taxes that may be payable under Section 4999 of the Internal Revenue Code of 1986, as amended, in connection with an Unapproved Change in Control, and payment of their legal fees if they prevail on or after an Unapproved Change in Control on a claim for relief in an action to enforce their rights under the 2005 Plan.

        In general, our Board of Directors may amend or terminate the 2005 Plan prior to the date that is three months before an Unapproved Change in Control. However, neither the amendment of the plan in a manner that adversely affects executive officers and other participants nor the termination of the 2005 Plan would be effective if done without their consent later than the date within the period that begins three months before an Unapproved Change in Control and ends two years afterward.

2001 Stock Incentive Plan

        General.    The 2001 Stock Incentive Plan provides for the granting of options to purchase shares of our Common Stock and stock awards. Options may be incentive stock options, as defined in Section 422 of the Internal Revenue Code (the "Code"), granted only to our employees (including officers who are also employees) or non-qualified stock options granted to our employees, directors, officers and consultants. Stock awards may be granted to employees of, and other key individuals engaged to provide services to, the Company and its subsidiaries. The 2001 Stock Incentive Plan was adopted and approved by our directors in March 2001 and our stockholders in April 2001.

        Administration.    The 2001 Stock Incentive Plan may be administered by our Board of Directors or by our Compensation Committee, either of which may decide who will receive stock option or stock awards, the amount of the awards, and the terms and conditions associated with the awards. These include the price at which stock options may be exercised, the conditions for vesting or accelerated vesting, acceptable methods for paying for shares, the effect of corporate transactions or changes in control, and the events triggering expiration or forfeiture of a participant's rights. The maximum term for stock options may not exceed ten years, provided that no incentive stock options may be granted to any employee who owns ten percent or more of the Company with a term exceeding five years.

        Limits on Plan Awards.    The maximum number of shares of Common Stock available for issuance under the 2001 Stock Incentive Plan is 583,333 shares, increased by 4% of the total number of issued and outstanding shares of Common Stock (including shares held in treasury) as of the close of business on December 31 of the preceding year on each January 1, beginning with January 1, 2002, during the term of the 2001 Stock Incentive Plan. However, the number of shares available for all grants under the 2001 Stock Incentive Plan is limited to 11% of the Company's issued and outstanding shares of capital stock on a fully-diluted basis. Accordingly, the maximum number of shares of Common Stock available for issuance in 2004 is 311,754 shares. In addition, options may not be granted to any individual with respect to more than 500,000 total shares of Common Stock in any single taxable year (taking into account options that were terminated, repriced, or otherwise adjusted during such taxable year).

        Recapitalization; reorganization; change of control.    The 2001 Stock Incentive Plan provides that proportionate adjustments shall be made to the number of authorized shares which may be granted under the 2001 Stock Incentive Plan and as to which outstanding options, or portions of outstanding options, then unexercised shall be exercisable as a result of increases or decreases in the Company's outstanding shares of common stock due to reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, such that the proportionate interest of the holder shall be maintained as before the occurrence of such event. Upon the sale or conveyance to another entity of all or substantially all of the property and assets of the Company, including by way of a merger or consolidation or a Change in Control of the Company, as defined in the 2001 Stock Incentive Plan, our Board of Directors shall have the power and the right to accelerate the exercisability of any options.

        Termination or amendment.    Unless sooner terminated by our Board of Directors, the 2001 Stock Incentive Plan will terminate on April 30, 2011, ten years from the date on which the 2001 Stock Incentive Plan was adopted by our Board of Directors. Our Board of Directors may, at any time, terminate the 2001 Stock Incentive Plan or make any modifications or amendments to the 2001 Stock Incentive Plan as it shall deem advisable so long as such modification or amendment does not conflict with the contractual obligations of the Company. Our Board of Directors may not, however, increase the maximum number of shares for which options or awards may be granted without the approval by the vote of a majority of the stockholders or make any other change to the 2001 Stock Incentive Plan which requires stockholder approval under applicable law or regulation. All options granted under the 2001 Stock Incentive Plan shall terminate immediately prior to the dissolution or liquidation of the Company; provided, that prior to such dissolution or liquidation, the vesting of any option shall automatically accelerate as if such dissolution or liquidation is deemed a Change of Control, as defined in the 2001 Stock Incentive Plan.

Compensation Committee Interlocks and Insider Participation

        Our Compensation Committee consists of Messrs. Lee and LeFrak. No member of the Compensation Committee is an executive officer or former officer of the Company. In addition, no executive officer of the Company served on the board of directors of any entity whose executive officers included a director of the Company.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS(1)

Introduction

        The Compensation Committee is currently comprised of two directors who have been appointed by the Board of Directors. Both members are independent within the meaning of the listing standards of Nasdaq. The Compensation Committee is governed by a written charter adopted by the Board of Directors, which charter was amended in April 2004. Pursuant to the charter, the Compensation Committee recommends to the Board of Directors for determination, the salaries, bonuses and benefits of the Company's Chief Executive Officer and all other executive officers of the Company and makes recommendations to the Board of Directors with respect to the Company's incentive compensation plans and equity-based plans, including the Company's 2001 Stock Incentive Plan. The Committee strives to ensure that the Company's executive compensation programs will enable the Company to attract and retain key people and motivate them to achieve or exceed certain of the Company's key objectives by making individual compensation directly dependent on level of job responsibility, individual performance and company performance.

Compensation Programs

        Annual Base Salary.    The Committee establishes base salaries for the Company's executive officers. Base pay increases vary according to (i) individual contributions to the Company's success, (ii) comparison to similar positions at other companies in comparable businesses, (iii) internal pay equity and (iv) existing agreements that the Company is a party to.

        Annual Cash Bonuses.    The Committee evaluates each executive officer individually to determine a bonus for the fiscal year based on performance criteria.

        Stock Options.    The Committee believes that stock options provide additional incentive to executive officers to work towards maximizing stockholder value. The Committee views stock options as an important component of the Company's long-term, performance-based compensation program. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants. The Company generally grants options that become exercisable over a five-year period as a means of encouraging executives and other employees to remain with the Company and to promote its success. Options granted to the Company's executive officers and other employees have exercise prices equal to or above the fair market value of the Company's Common Stock at the time of grant. This approach is designed to focus executives on the enhancement of stockholder value over the long term and encourage equity ownership in the Company. Options vest and become exercisable at such time as determined by the Compensation Committee. The initial option grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and motivate the executive to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company's stock price over time. Periodically additional stock options may be granted to reflect the executive's ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company's financial goals.

        Other Compensation Programs.    In addition to the foregoing, executive officers participate in compensation plans available to all employees, including the Company's 401(k) retirement plan. Subject to the approval of the Committee, the Company matches up to 50% of its employees' contributions to the 401(k) plan, up to and including the first 3% of each employee's compensation.

Compensation Limitations

        The Company has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to its executive officers. Under Section 162(m) of the Internal

Revenue Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly-held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements, such as stockholder approval, are satisfied. The Committee has determined that none of the current compensation paid to executive officers is subject to the non-deductibility restrictions of Section 162(m).

Review of all Components of Executive Compensation

        The Committee has reviewed all components of executive officer compensation, including salary, bonus and equity and long-term incentive compensation, the cost to the Company of all perquisites and other personal benefits and projected payout obligations in change-in-control scenarios. A tally sheet setting forth all of the above components was prepared and reviewed by the Committee. As part of its review, the Committee specifically considered that (i) the Company has an employment agreement with the Chief Executive Officer and (ii) the Company has no Chief Operating Officer or Executive Vice President at this time and, as a result, the Company's current executive officers have additional responsibilities.

Chief Executive Officer Compensation

        Alan N. Stillman, the founder of the Company, is its Chief Executive Officer and Chairman of our Board of Directors. Mr. Stillman's compensation is determined in accordance with the terms of his employment agreement that expires in May 2006. Pursuant to the terms of this agreement, Mr. Stillman is entitled to a base salary of $690,000 per year, subject to annual cost of living increases, as well as a yearly bonus of up to 50% of his base salary, depending on certain bonus targets set by the Board of Directors. In fiscal year 2004, Mr. Stillman was compensated in accordance with the terms of his employment agreement. Mr. Stillman did not receive a bonus for fiscal 2004 and for fiscal year 2005 the bonus targets will be based on the Company's earnings before income taxes, depreciation and amortization.

Conclusion

        All aspects of the Company's executive compensation are subject to change at the discretion of the Committee in reaction to and in recognition of the rapidly changing circumstances of the current marketplace. The Committee will monitor the Company's executive compensation on an ongoing basis to ensure that it continues to support a performance-oriented environment and remains properly integrated with the Company's annual and long-term strategic objectives.

Respectfully Submitted By:
THE COMPENSATION COMMITTEE
Thomas H. Lee Richard S. LeFrak

Dated:                    , 2005

(1)
The material in this report is not "soliciting material," and is not deemed filed with the Securities and Exchange Commission, and the report is not to be incorporated by reference in any filing of the Company under the Securities Act, or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

STOCK PERFORMANCE GRAPH(1)

        The graph below shows the cumulative total stockholder return on our Common Stock over the period from May 23, 2001 (the first trading day of our Common Stock) to January 3, 2005, as compared with that of the Nasdaq Stock Market Index and the Nasdaq stocks in the standard industry classification 5800-5899, based on an initial investment of $100 in each on May 23, 2001. Total stockholder return is measured by dividing share price change plus dividends, if any, for each period by the share price at the beginning of the respective period and assumes reinvestment of dividends. During fiscal year 2004, the Company paid no dividends. The Company's stock price performance shown in the following graph is not indicative of future stock price performance.

(1)
The material in this graph is not "soliciting material" and is not deemed filed with the Securities and Exchange Commission, and the graph is not to be incorporated by reference in any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of March 14, 2005, certain information with respect to the beneficial ownership of our Common Stock by (i) any person, known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) each of our directors and each nominee seeking to become one of our directors, (iii) each of the executive officers named in the Summary Compensation Table appearing herein, and (iv) all of our current executive officers and directors as a group. Except as otherwise indicated, subject to community property laws, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares. We do not know of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control of the Company.

Names and Addresses of Beneficial Owners(1)	Amount and Nature of Shares Beneficially Owned(2)		Percent of Common Stock Outstanding
Alan N. Stillman	1,559,619	(3)	16.5%
Jacob Berman	6,000	(4)	*
Alan M. Mandel	36,500	(5)	*
Richard A. Mandell	1,000	(4)	*
Robert D. Villency	9,760	(4)	*
Eugene I. Zuriff	48,333	(6)	*
Thomas H. Lee c/o Thomas H. Lee Company 75 State Street Boston, MA 02109	—		—
Richard S. LeFrak	10,908	(7)	*
Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	524,000	(8)	5.5%
Granite Capital L.P.	440,100	(9)	4.6%
Granite Capital II, L.P.	26,000	(9)	* %
Granite Capital Opportunity Fund, L.P.	10,009	(9)	* %
Granite Capital Opportunity Fund II, L.P.	15,495	(9)	* %
Granum Value Fund	162,800	(9)	1.7%
Granite Capital, L.L.C.	509,104	(9)	5.3%
Granum Capital Management, L.L.C.	162,800	(9)	1.7%
Granite Capital Management L.P.	19,746	(9)	* %
Laurence Zuriff	45,250	(9)	* %
Lewis M. Eisenberg	691,650	(9)	7.3%
Walter F. Harrison, III c/o Granite Capital International Group 126 East 56th Street New York, NY 10022	691,650	(9)	7.3%
Heartland Advisors, Inc. 789 North Water Street Milwaukee, WI 53202	993,600	(10)	10.4%
All directors and executive officers as a group (8 persons including the above)	1,672,120		17.5%

*
Represents less than 1% of the outstanding shares of Common Stock.

(1)
Unless otherwise indicated, the address of each officer, director and 5% stockholder is c/o The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, NY 10021.

(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). In computing the number of shares and percentage of outstanding Common Stock beneficially owned by a person, shares of Common Stock subject to options held by that person that are currently exercisable, or become exercisable within 60 days of March 14, 2005, are deemed outstanding. Such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3)
Includes 107,500 shares owned by Stillman's First, Inc., 348,191 shares held by La Cite, Inc., 395,070 shares held by White & Witkowsky, Inc., 385,400 shares held by Thursdays Supper Pub, Inc. and 230,000 shares held by the Alan N. Stillman Grantor Retained Interest Trust. Includes options to purchase 91,667 shares of Common Stock. Mr. Stillman has shared voting and investment power over the shares held by Stillman's First, Inc. Does not include 90,754 shares held by the Donna Stillman Trust.

(4)
Includes options to purchase 1,000 shares of Common Stock.

(5)
Includes 1,500 shares held by a member of Mr. Mandel's family. Also includes options to purchase 30,000 shares of Common Stock.

(6)
Includes 6,000 shares held by Mr. Zuriff's individual retirement account. Does not include 5,000 shares held by a member of Mr. Zuriff's family. Also includes options to purchase 23,333 shares of Common Stock.

(7)
Includes options to purchase 4,000 shares of Common Stock.

(8)
The Amendment No. 1 to Schedule 13G dated December 31, 2004 and filed by Dimensional Fund Advisors Inc. ("Dimensional") states that Dimensional is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 that furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts. The Amendment No. 1 to Schedule 13G refers to these investment companies, trusts and accounts as the "Funds" and states that in its role as investment advisor or manager, Dimension possesses voting and/or investment power over the securities of the Company that are owned by the Funds, and that it may be deemed to be the beneficial owner of the securities of the Company held by the Funds. The Amendment No. 1 to Schedule 13G further states that all securities reported in the Schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. The Amendment No. 1 to Schedule 13G further states that all securities reported in the Schedule are owned by advisory clients of Dimensional, no one of which to the knowledge of Dimensional, owns more than 5% of the Common Stock.

(9)
The Amendment No. 1 to Schedule 13G dated December 31, 2004 and filed by Granite Capital, L.P. ("Granite"), Granite Capital II, L.P. ("Granite II"), Granite Capital Opportunity Fund L.P. ("Granite Opportunity"), Granite Capital Opportunity Fund II L.P. ("Granite Opportunity II"), Granum Value Fund ("Granum Value"), Granite Capital, L.L.C. ("Granite L.L.C."), Granum Capital Management, L.L.C. ("Granum Management"), Granite Capital Management L.P. ("Granite Management"), Laurence Zuriff, Lewis M. Eisenberg and Walter F. Harrison, III states that each of the foregoing may be deemed to beneficially own various amounts of the shares and discloses shared voting and investment power with respect to the shares. The Amendment No. 1 to Schedule 13G also states that Granite L.L.C., the general partner of Granite, Granite II, Granite Opportunity and Granite Opportunity II, and the investment manager to Granite Overseas Hedged Equity Fund Limited ("Granite Overseas"), has the power to direct the investment activities of Granite, Granite II, Granite Opportunity, Granite Opportunity II and Granite Overseas, including decisions with respect to the receipt of dividends and the disposition of the proceeds from the sale of shares of Common Stock. The Amendment No. 1 to Schedule 13G also states that Messrs. Eisenberg and Harrison are the managing members of Granite L.L.C., and in that capacity direct its operations. The Amendment No. 1 to Schedule 13G also states that Granum Management, the investment adviser to Granum Value, has the power to direct the affairs of Granum Value, including the decisions with respect to the receipt of dividends and the disposition of the proceeds from the sale of shares of Common Stock and that Messrs. Eisenberg and Harrison are the managing members of Granum Management, and in that capacity direct its operations. The Amendment No. 1 to Schedule 13G further states that Mr. Zuriff, portfolio manager of Granite Opportunity, Granite Opportunity II, Granite Capital Opportunity Fund Limited ("Granite Opportunity Offshore") and Granite Capital Opportunity MAC 60 Ltd ("Granite MAC"), has the power to direct the investment activities of Granite Opportunity, Granite Opportunity II, Granite Opportunity Offshore and Granite MAC, including decisions with respect to the receipt of dividends and the disposition of proceeds from the sale of shares of Common Stock. The Amendment No. 1 to Schedule 16G further states that Granite Capital Management serves as investment manager to Granite Opportunity Offshore and Granite MAC. Laurence Zuriff is the son of our President, Eugene I. Zuriff.

(10)
The Amendment No. 1 to Schedule 13G dated December 31, 2004 and filed by Heartland Advisors, Inc. ("Heartland") and William J. Nasgovitz states that 993,600 shares may be deemed beneficially owned within the meaning of Rule 13d-3 of the Exchange Act, by (1) Heartland, by virtue of its investment discretion and voting authority granted by certain clients, which may be revoked at any time; and (2) William J. Nasgovitz, as a result of his ownership interest in Heartland. Heartland and Mr. Nasgovitz each disclaim beneficial ownership of any shares of Common Stock reported in the Schedule. The Amendment No. 1 to Schedule 13G further states that the clients of Heartland, a registered investment advisor, including an investment company registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends and proceeds from the sale of shares of Common Stock reported on in the Schedule. The Amendment No. 1 to Schedule 13G further states that the Heartland Value Fund, a series of the Heartland Group, Inc., a registered investment company, owns 700,000 shares or 7.5% of the shares. The Amendment No 1. to Schedule 13G further states that the remaining shares are owned by various other accounts managed by Heartland on a discretionary basis. The Amendment No. 1 to Schedule 13G further states, to the best of Heartland's knowledge, none of the other accounts own more than 5% of the outstanding stock.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership of Common Stock of the Company with the Securities and Exchange Commission. Such persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely on our review of the copies of such reports received, or written representations from certain reporting persons that no other reports were required, the Company believes that all such persons complied with all Section 16(a) filing requirements in fiscal 2004, except that through inadvertence (i) one report relating to one transaction by Mr. Terry was not timely filed; (ii) one report relating to one transaction by Mr. Stillman was not timely filed, (iii) one report relating to one transaction by Mr. Mandell was not timely filed, and (iv) one report relating to one transaction by Mr. Zuriff was not timely filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Since the beginning of our last fiscal year, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, security holder who is known by us to own of record or beneficially more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than as set forth below and under the heading Executive Compensation.

St. James Associates

        Smith & Wollensky Operating Corp., an entity controlled by our Chairman and Chief Executive Officer, Alan Stillman, is both a limited partner and one of the two general partners of St. James Associates, which owns the Smith & Wollensky restaurant in New York and the rights to the trademarks "Smith & Wollensky" and "Wollensky's Grill." Pursuant to the management agreement with St. James Associates, we were retained to provide management services to the Smith & Wollensky restaurant in New York in exchange for a fee of 2.3% of all restaurant sales. The other general partner of St. James Associates may terminate the agreement in certain circumstances. In 2004, St. James Associates paid $609,000 to the Company for our management services. We keep and maintain the books of account of St. James Associates, and we direct the day-to-day operations of St. James Associates as part of our duties under our management agreement with St. James Associates.

        We have entered into a licensing agreement with St. James Associates which permits us to use the names "Smith & Wollensky" and "Wollensky's Grill", subject to certain limitations and termination rights. We are required to pay a one-time fee to St. James Associates upon the opening of each new restaurant utilizing the licensed names. This fee is equal to the fee that was paid or would have been paid in the previous year (which in 2004 was $229,000) increased by the lesser of the annual increase in the Consumer Price Index or 5% of the fee for the preceding year. In addition, we must pay a royalty of 2% of aggregate annual gross restaurant sales and non-restaurant sales (subject to an annual aggregate minimum of $800,000 to be paid in 2005 and each year thereafter). Additionally the license agreement provides for a royalty fee of 1% of annual gross restaurant sales for any new steakhouses opened in the future by us not utilizing the licensed names. If we terminate or default on the license agreement, we are subject to a fee of $2.0 million upon termination or $2.5 million to be paid over four years. In 2004, the Company paid royalty fees of $1.8 million and paid an aggregate one time opening fee of approximately $458,000 relating to the opening of the restaurants in Houston, Texas and Boston, Massachusetts to St. James Associates.

        From time to time, we incur costs on behalf of St. James Associates for which we are fully reimbursed. Such costs include, but are not limited to, advertising, public relations and insurance expenditures.

MW Realty Associates

        Smith & Wollensky Operating Corp., an entity controlled by our Chairman and Chief Executive Officer, Alan Stillman, is both a limited partner and one of the two general partners of MW Realty Associates, L.P., the owner of the property on which the Smith & Wollensky restaurant in New York is located. We keep and maintain the books of account of MW Realty Associates at no cost to MW Realty Associates, and we direct the day-to-day operations of MW Realty Associates as part of our duties under our management agreement with St. James Associates.

Consulting Services from Eugene Zuriff

        Eugene Zuriff, one of our directors and our President since May 2004, has also provided consulting services to us since February 1997 on an at-will basis for which he received $500 per day plus reimbursement for out of pocket expenses. The Company paid an aggregate of $185,000, including out of pocket expenses to Mr. Zuriff for such consulting services provided in 2004. In addition, Mr. Zuriff received an option to purchase 5,000 shares of Common Stock in 2004. The option vests as to 1,000 shares on each of August 18, 2005, August 18, 2006, August 18, 2007, August 18, 2008 and August 18, 2009 and has an exercise price of $5.70.

Transactions with Directors and other Affiliates

        We do not currently contemplate entering into any transactions with any of our affiliates other than those described above. However, in the future, any new contract or transaction between us and one or more of our directors or other affiliates, or between us and any corporation, firm or association in which one or more of our directors or other affiliates has a material financial interest, will be approved by the disinterested members of our Audit Committee.

PROPOSALS TWO THROUGH FIVE
STRATEGIC AMENDMENTS
TO THE COMPANY'S
CERTIFICATE OF INCORPORATION

        Our Board of Directors unanimously approved and recommends approval by our stockholders of four proposals to amend our Certificate of Incorporation.

        Specifically, these amendments would do the following:

  1.
  Authorize the future issuance of up to 5,000,000 shares of preferred stock, par value $.001 per share, on such terms and at such times as our Board of Directors may determine, and reduce the total number of authorized shares of common stock, par value $.01 per share, to 35,000,000;

  2.
  Require that any stockholder action be taken only at a duly convened meeting of stockholders and not by written consent in lieu of a meeting;

  3.
  Permit removal of directors only for cause; and

  4.
  Permit vacancies on our Board of Directors to be filled only by action of our Board of Directors and eliminate the ability of stockholders to fill any such vacancy.

        As more fully discussed below, our Board of Directors believes that each of these amendments (collectively, the "Strategic Amendments") is advisable and in the best interests of the Company and our stockholders. Following is a general discussion that is applicable to all of the Strategic Amendments, after which each of the Strategic Amendments will be discussed separately in this Proxy Statement.

Reasons for Adopting the Strategic Amendments

        Our Board of Directors believes that our Common Stock is significantly undervalued at this time. As a result, we may be vulnerable to the threat of an uninvited, non-negotiated takeover attempt. Our Board believes the Strategic Amendments are necessary to foster our long-term growth as an independent company and to protect our stockholders from unsolicited, potentially coercive or abuse takeover tactics and efforts to acquire control of the Company at a price or on terms that are not in the best interests of all of our stockholders.

        The Strategic Amendments would reduce our vulnerability to an unsolicited takeover proposal. The amendments include provisions that will discourage or make it more difficult to initiate a merger, tender offer or proxy contest, to bring about the assumption of control by a holder of a large block of our securities, and to remove incumbent directors without the approval of our Board of Directors. The Board of Directors believes that any strategic transaction involving the Company should be undertaken pursuant to a reasoned and informed process designed to maximize stockholder value. The Strategic Amendments are not being proposed in response to any effort of which we are aware to accumulate capital stock or to obtain control of the Company at this time. However, our Board of Directors has observed the use of coercive takeover tactics, and believes that it is in the best interests of the Company and our stockholders to adopt the Strategic Amendments, which contain defenses against coercive efforts to gain control of the Company without the approval of our Board of Directors.

Effect of the Strategic Amendments

        Our Board of Directors believes that the provisions contained in the Strategic Amendments encourage persons seeking to acquire control of the Company to initiate such acquisitions through arms length negotiations with our Board of Directors rather than through a hostile takeover attempt.

A hostile takeover bid may be unfair or disadvantageous to the Company and our stockholders because, among other reasons: (i) it may be timed to take advantage of temporarily depressed stock prices; (ii) it may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and (iii) it may involve the acquisition of only a controlling interest in our stock, without affording all stockholders the opportunity to receive the same economic benefits.

        By contrast, in a transaction where a potential acquiror must negotiate with our Board of Directors, our Board of Directors has the opportunity to take into account the underlying and long-term value of our business, the possibilities for alternative transactions on more favorable terms, anticipated favorable developments in our business not yet reflected in the stock price and equality of treatment of all stockholders. Our Board of Directors further believes that it is preferable to implement defensive measures now, when they can be considered carefully by our stockholders and our officers and directors, rather than attempt to implement such defensive measures in response to an unsolicited attempt to gain control of the Company.

        Although our Board of Directors believes the adoption of the Strategic Amendments is in the best interests of the Company and our stockholders, stockholders should be aware of potential undesirable overall effects of certain of the proposed amendments contained in the Strategic Amendments. The Strategic Amendments, if adopted, may have the effect of discouraging a merger, tender offer, proxy contest or the assumption of control by a holder of a large block of our securities that may be in the best interests of our stockholders or other transactions in which our stockholders might receive a substantial premium for their shares over then current market prices. In addition, certain provisions contained in the Strategic Amendments make the removal of directors, including incumbent directors, more difficult even if such removal would be beneficial to our stockholders.

        Our Board of Directors does not presently intend to propose other anti-takeover measures in other proxy solicitations, although our Board of Directors may determine to propose one or more such measures at a later date if it determines that it is in the best interests of the Company and our stockholders to implement additional anti-takeover measures. We may in the future enter into agreements with our officers and directors from time to time that contain change in control provisions that could have anti-takeover effects. See the description of our 2005 Management Retention Plan described on page 14 of this Proxy Statement.

Existing Protective Measures and Statutory Provisions

        Certain provisions of our Certificate of Incorporation and By-laws as well as certain provisions of Delaware law may also have the effect of making more difficult and discouraging, to varying degrees and in various circumstances, an attempt to acquire control of the Company without approval of our Board of Directors, even if such acquisition of control may be favorable to the interests of some or all of our stockholders.

        Classified Board.    Our current Certificate of Incorporation provides that our directors are divided into three classes, and that each director be elected for a full term of three years. The classified board structure helps enhance the continuity and stability of our Board of Directors by providing for a three year term for each director, thereby reducing the possibility that a third party could effect a sudden or surprise change of control of our Board of Directors because they could potentially only replace those directors up for election in any given year.

        Stockholder Right to Call a Special Meeting.    Our current By-laws permit a special meeting to be called only by our President, the Chairman or a majority of our Board of Directors and not by stockholders. This provision prevents a common tactic of hostile bidders whereby they initiate a proxy contest in attempting a hostile takeover by calling a special meeting of stockholders. However, a proxy contest may still be used in the context of an annual meeting.

        Interested Stockholder Transaction.    We have not opted out of Section 203 of the Delaware General Corporation Law in our Certificate of Incorporation and are therefore subject to Section 203. In general, Section 203 prohibits a purchaser who acquires 15% or more of our outstanding voting stock, an "interested stockholder," without the approval of our Board of Directors, from completing a "business combination" with the Company for three years, unless such interested stockholder (i) increases its holdings of voting stock from less than 15% to at least 85% of our outstanding voting stock (excluding for such purposes, shares owned by directors, officers and certain employee stock plans) in a single transaction, (ii) obtains the subsequent approval of our Board of Directors and the approval, at a special or annual meeting of the holders of at least 66 2/3% of our outstanding voting stock held by persons other than the interested stockholder, or (iii) satisfies the requirements of certain other exceptions. The definition of "business combinations" contained in Section 203 is defined broadly to include a merger, consolidation, asset sale or other similar transaction.

        Section 203 encourages persons interested in acquiring the Company to negotiate in advance with our Board of Directors because the special stockholder voting requirement imposed by Section 203 can be avoided if such person, prior to acquiring 15% of a company's voting stock, obtains the approval of our Board of Directors for such acquisition or for the proposed business combination. In addition, Section 203 provides limited protection against the potential inequities inherent in "two-tier" business combination transactions. Under Section 203, any merger, consolidation or similar transaction following a partial tender offer that has not been approved by a majority of our Board of Directors requires approval by the holders of at least 66 2/3% of the remaining shares of our outstanding stock (unless the acquirer obtains 85% or more of our voting stock in such partial tender offer). Furthermore, Section 203 tends to discourage the accumulation of large blocks of stock by third parties which may be disruptive to the stability of our relationships with our employees, customers and major lenders.

Voting Requirements

        Under Delaware law, each of the Strategic Amendments requires the affirmative vote of the holders of a majority of our issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting. Assuming that each of the Strategic Amendments is approved, our Certificate of Incorporation would be amended and restated as set forth in the Second Amended and Restated Certificate of Incorporation included as Appendix A to this Proxy Statement (the "Restated Certificate"). Our Board has already approved the Restated Certificate and, assuming the approval of the Strategic Amendments at the Annual Meeting, the Restated Certificate will become effective upon its filing with the Secretary of State of the State of Delaware. In the event that some but not all of the Strategic Amendments are approved at the Annual Meeting, the Restated Certificate will be revised accordingly and, upon further Board approval, will be filed with the Secretary of State of the State of Delaware. Each of the Strategic Amendments approved by the stockholders would become effective regardless of whether the other Strategic Amendments are approved.

Recommendation of our Board of Directors

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE STRATEGIC AMENDMENTS.

PROPOSAL TWO
THE PREFERRED STOCK AMENDMENT

        At a meeting of our Board of Directors on March 16, 2005 (the "March Meeting"), our Board of Directors approved, subject to stockholder approval, an amendment to our Certificate of Incorporation (the "Preferred Stock Amendment") that would (a) authorize 5,000,000 shares of preferred stock, par value $.001 per share (the "Preferred Stock"), and (b) decrease the total number of authorized shares of common stock, par value $.01 per share (the "Common Stock") to 35,000,000, thereby maintaining the total number of shares of all classes of capital stock that the Company may issue at 40,000,000. The Company presently is not authorized to issue preferred stock. If the Preferred Stock Amendment is approved, our Board of Directors would be authorized to fix the designations, preferences and rights of the Preferred Stock and issue shares of Preferred Stock without additional stockholder approval, subject to the terms of any agreements or securities we may enter into or issue in the future, if any, or applicable law.

        The discussion of the Strategic Amendments set forth on pages 25 through 27 of this Proxy Statement pertains to this Proposal. You should review that material together with the following discussion before voting on this Proposal.

        The text of the Preferred Stock Amendment is contained in Article Fourth of the Second Amended and Restated Certificate of Incorporation included as Appendix A to this Proxy Statement.

Effect of the Preferred Stock Amendment

        The new shares of Preferred Stock could be issued by our Board of Directors as a class or in one or more series. Our Board of Directors would be empowered to fix by resolution or resolutions the designations, preferences and relative rights, qualifications and limitations of the new shares of Preferred Stock, including, among other things: (i) the number of shares in, and designation of, each series, if any; (ii) the dividend rate, conditions and preferences over the Common Stock, if any, and the dates upon which dividends would be declared and paid; (iii) whether, and to what extent, the holders thereof would have voting rights in addition to those prescribed by statute; (iv) whether, and upon what terms, the shares of Preferred Stock would be convertible into, or exchangeable for, other securities; (v) whether, and upon what terms, the shares would be redeemable; (vi) whether a sinking fund would be provided for the redemption of the shares and, if so, the terms and conditions thereof; and (vii) the preference, if any, to which the shares would be entitled in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company.

        The new shares of Preferred Stock will increase the franchise taxes payable to the State of Delaware, but this increase will be offset by a decrease in the number of shares of authorized Common Stock as proposed herein.

Advantages and Purpose of the Preferred Stock Amendment

        Our Board of Directors believes that the Preferred Stock Amendment would (i) provide us with an important anti-takeover defensive tool, as discussed in this Proxy Statement, and (ii) provide us with flexibility of action for possible future acquisitions, financing transactions and other corporate purposes. Elimination of the delay occasioned by the necessity of obtaining stockholder approval at such time as the Company desires to issue preferred stock would better enable the Company to engage in financing transactions and acquisitions which take full advantage of changing market conditions. Our Board of Directors has no present plans, understandings or agreements to issue shares of Preferred Stock.

        The principal purpose of the decrease in the authorized number of shares of Common Stock is to prevent an increase in the amount of franchise taxes that the Company is obligated to pay in the State of Delaware. The decrease in the number of authorized Common Stock will not have any effect on the rights of existing stockholders.

Potential Anti-Takeover Impact

        Should the Preferred Stock Amendment be approved, our Board of Directors would be authorized to issue shares of Preferred Stock that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of our Board of Directors, the action would be in the best interest of the Company and our stockholders, such shares could be used to create voting or other impediments to a takeover attempt or to discourage persons seeking to gain control of the Company. Shares of Preferred Stock could be privately placed with purchasers friendly to our Board of Directors (a so-called "white knight" or "white squire"), the favorable vote of which could be necessary to approve any merger, sale of assets or other extraordinary corporate transaction. In addition, our Board of Directors could authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of our Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The authorization of shares of Preferred Stock, without the actual issuance thereof, could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares of Preferred Stock also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should our Board of Directors consider the action of such entity or person not to be in the best interests of the Company and our stockholders.

        The Preferred Stock Amendment could also enable the Company to adopt a traditional form of stockholder rights plan. Such a plan could provide additional protection to our stockholders by encouraging prospective acquirers to bring their proposals to our Board of Directors so that those proposals may be evaluated and, if appropriate, negotiated by our Board of Directors. The adoption of a stockholder rights plan may make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means.

Disadvantages of the Preferred Stock Amendment

        Until such time as our Board of Directors authorizes the issuance and determines the rights of any series of Preferred Stock, it is not possible to state the precise disadvantages that issuance of such series might have on the holders of the Company's Common Stock. Such disadvantages, however, might include: (i) a reduction in the amount available for the payment of dividends on the Common Stock if dividends on the Preferred Stock are in arrears; (ii) dilution of the voting power of the Common Stock to the extent the Preferred Stock has voting rights; and (iii) limitations on the rights of the holders of Common Stock to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to the Preferred Stock. Our Board of Directors may issue Preferred Stock with greater rights over the Common Stock, including the power to elect a majority of our Board of Directors. If the holders of Preferred Stock possessed the right to elect a majority of the Board, then such holders would be able to control the management of the Company.

Recommendation of our Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PREFERRED STOCK AMENDMENT.

PROPOSAL THREE
THE STOCKHOLDER MEETING AMENDMENT

        At the March Meeting, our Board of Directors approved, subject to stockholder approval, an amendment to our Certificate of Incorporation (the "Stockholder Meeting Amendment") that would permit stockholder action only by vote at a duly convened meeting of stockholders and not by written consent.

        Under current Delaware law, unless a corporation's certificate of incorporation provides otherwise, any action required or permitted to be taken by the corporation's stockholders may be taken without a meeting or notice to all stockholders and without a stockholder vote, if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such action if it were taken at a meeting of stockholders. The Stockholder Meeting Amendment provide that actions by written consent of the stockholders will be prohibited.

        Stockholders should be aware that our By-laws allow special meetings of stockholders to be called only by our President, Chairman or a majority of our Board of Directors. As a result, approval of the proposed Stockholder Meeting Amendment would require that stockholder action be taken only at an annual or special meeting of stockholders which may be called only by our President, Chairman or our Board of Directors.

        The discussion of the Strategic Amendments set forth on pages 25 through 27 of this Proxy Statement pertains to this Proposal. You should review that material together with the following discussion before voting on this Proposal.

        The text of the Stockholder Meeting Amendment is contained in Section D of Article Tenth of the Second Amended and Restated Certificate of Incorporation included as Appendix A to this Proxy Statement.

Advantages and Purpose of the Stockholder Meeting Amendment

        Proposals for stockholder action typically involve important issues to all stockholders relating to the Company and its future. Consequently, our Board of Directors believes that such proposals should be considered at a special or annual meeting of stockholders, following notice to all stockholders, where the issues can be discussed by all interested persons. The Stockholder Meeting Amendment is designed to achieve this result by requiring all actions that require the approval of stockholders to be considered at a meeting of stockholders. The notice provisions currently provided in the our By-laws provide the Board with the opportunity to inform stockholders of a proposed action, together with the Board's recommendation or position with respect to a proposed stockholder action, thereby enabling stockholders to better determine whether they desire to attend the stockholder meeting or grant a proxy to our Board of Directors in connection with the disposition of any such business.

Disadvantages of the Stockholder Meeting Amendment

        The Stockholder Meeting Amendment may be disadvantageous to stockholders because it would lengthen the amount of time required to take stockholder action. Any stockholder or group of stockholders would have to wait until the annual meeting of stockholders to seek approval for an action that it or they might want to propose.

Potential Anti-Takeover Impact

        The elimination of stockholder action by written consent may deter hostile takeover attempts because of the lengthened stockholder approval process. Without the ability to act by written consent, a stockholder or group of stockholders controlling a majority-in-interest of the Company's Common Stock will not be able to amend our By-laws or remove directors until an annual or special meeting of stockholders is held. While the Stockholders Meeting Amendment ultimately would not prevent an insurgent stockholder from effecting certain takeover measures, it does ensure that they will not occur without a regular or special meeting of stockholders and consequently without advance notice.

Recommendation of our Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE STOCKHOLDER MEETING AMENDMENT.

PROPOSAL FOUR

THE REMOVAL AMENDMENT

        At the March Meeting, our Board of Directors approved, subject to stockholder approval, an amendment to our Certificate of Incorporation (the "Removal Amendment") that would permit removal of directors only for cause.

        The discussion of the Strategic Amendments set forth on pages 25 through 27 of this Proxy Statement pertains to this Proposal. You should review that material together with the following discussion before voting on this Proposal.

        The text of the Removal Amendment is contained in Section B of Article Fifth of the Second Amended and Restated Certificate of Incorporation included as Appendix A to this Proxy Statement.

Effect of the Removal Amendment

        Our Board of Directors is classified, as permitted by law, into three classes, with directors in each class elected for terms of three years, the term of each class expiring in a different year. Under applicable Delaware law, in the case of a corporation whose board is classified, unless the certificate of incorporation otherwise provides, directors may be removed from office only for cause upon the vote of the holders of a majority of the shares then entitled to vote in the election of directors. If the certificate of incorporation provides otherwise, directors may be removed without cause upon the vote of the holders of a majority of the shares entitled to vote in the election of directors. Our current Certificate of Incorporation expressly provides that directors may be removed by the stockholders or the Board of Directors without cause. The effect of adopting the Removal Amendment would be to restrict removals so that a director may only be removed for cause.

Purpose and Anti-Takeover Impact

        The primary purpose of the Removal Amendment is to preclude the removal of any director or directors by a hostile bidder or otherwise, unless removal is warranted for reasons other than simply ceasing control of our Board. For a hostile bidder to obtain effective control of the Company, it presently would need to control at least a majority of our Board votes. One popular method for a hostile bidder to obtain control is to acquire a majority of the outstanding shares of a corporation through a tender offer or open market purchases and to use that voting power to remove the existing directors and replace them with persons chosen by the takeover bidder. Requiring cause in order to remove a director would defeat this strategy, thereby encouraging potential hostile bidders to obtain the cooperation of our existing Board before attempting a takeover.

Advantages of the Removal Amendment

        The proposed Removal Amendment is intended to prevent circumvention of the benefits derived from classification of directors and to prevent a person, corporation or other entity making a takeover bid for the Company from seizing control of our Board of Directors through the removal process. The Removal Amendment is consistent with, and supportive of, the concept of a classified board in that it tends to moderate the pace of change in our Board of Directors. Our Board of Directors believes that the Removal Amendment will properly condition a director's continued service upon his ability to serve rather than his position relative to a dominant stockholder.

Disadvantages of the Removal Amendment

        The Removal Amendment will make the removal of any director more difficult, even if such removal is believed by the stockholders to be in their best interests, and will eliminate the ability to remove a director at will. Since the amendments will make the removal of directors more difficult, it will increase the directors' security in their positions.

Recommendation of our Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE REMOVAL AMENDMENT.

PROPOSAL FIVE

THE VACANCY AMENDMENT

        At the March Meeting, our Board of Directors approved, subject to stockholder approval, an amendment to our Certificate of Incorporation (the "Vacancy Amendment") that would permit vacancies on our Board of Directors to be filled by action of our Board of Directors and eliminate the ability of stockholders to fill any such vacancy.

        The discussion of the Strategic Amendments set forth on pages 25 through 27 of this Proxy Statement pertains to this Proposal. You should review that material together with the following discussion before voting on this Proposal.

        The text of the Vacancy Amendment is contained in Section C of Article Fifth of the Second Amended and Restated Certificate of Incorporation.

Effect of the Vacancy Amendment

        Our current Certificate of Incorporation provides that a vacancy in the office of a director may be filled either by (i) the vote of the holders of Common Stock or (ii) the remaining directors then in office, even though less than a quorum. If the Vacancy Amendment is approved by our stockholders, our stockholders will no longer be able to act to fill a vacancy on our Board of Directors. The Vacancy Amendment provides that a director filling a vacancy shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified.

Advantages of the Vacancy Amendment

        Our Board of Directors believes that controlling the ability to fill vacancies on the Board will promote continuity of management and thereby enhance our ability to carry out long-range plans and goals for the benefit of the Company and our stockholders. In addition, this proposal, coupled with the foregoing proposal relating to the removal of directors, if adopted, will preclude stockholders from removing incumbent directors without cause and simultaneously gaining control of our Board by filling the vacancies created by such removal with their own nominees. Although we have not experienced difficulties in the past in maintaining continuity of our Board and management, our Board of Directors believes that this proposal will assist the Company in maintaining this continuity of management into the future.

Disadvantages of the Vacancy Amendment

        The Vacancy Amendment eliminates any stockholder power to fill vacancies or newly created positions on our Board. The Vacancy Amendment may have the effect of delaying an ultimate change in existing management which might be desired by a majority of our stockholders.

Anti-Takeover Impact

        This proposal would protect the continuity of our Board of Directors resulting from both a classified board and the inability to remove directors other than for cause, and thus may render more difficult, and may discourage, an attempt to acquire control of the Company without the approval of our management.

Recommendation of our Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE VACANCY AMENDMENT.

PROPOSAL SIX

RATIFICATION OF APPOINTMENT OF BDO SEIDMAN, LLP
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
FISCAL YEAR ENDING JANUARY 2, 2006

        The Audit Committee has recommended, and the Board of Directors has approved, the appointment of BDO Seidman, LLP, an independent registered public accounting firm, to audit our financial statements for the fiscal year ending January 2, 2006. The Board of Directors is asking stockholders to ratify and approve the appointment. Although action by the stockholders is not required by law, the Board of Directors believes stockholders should be given the opportunity to express their view in this matter. Notwithstanding the selection or a ratification, the Board of Directors, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year, if the Board of Directors determines that such a change would be in our and our stockholders' best interest. In the event of a negative vote or ratification, the Board of Directors will reconsider its selection.

        BDO Seidman, LLP has audited our consolidated financial statements since the fiscal year ended January 3, 2005. Prior thereto, our consolidated financial statements were audited by KPMG LLP. Effective May 21, 2004, the Audit Committee of our Board of Directors replaced KPMG LLP as our independent accounting firm with BDO Seidman, LLP after receiving proposals from various other firms and considering a variety of factors.

        The reports of KPMG LLP on our consolidated financial statements as of and for the fiscal years ended December 29, 2003 and December 30, 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: As discussed in Note 2(j) to the financial statements, the Company adopted FASB 142, "Goodwill and Other Intangible Assets" and FASB 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," as of January 1, 2002. We adopted the above-referenced FASBs on a timely basis.

        In connection with the audits of our consolidated financial statements as of and for the fiscal years ended December 29, 2003 and December 30, 2002, and during the period from January 1, 2004 through May 21, 2004, we did not have any disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in connection with its reports. During the period of time from January 1, 2002 through May 21, 2004, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

        During the fiscal years ended December 29, 2003 and December 30, 2002, and during the period from January 1, 2004 through May 21, 2004, we did not consult with BDO Seidman, LLP regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

        KPMG LLP furnished a letter addressed to the SEC relating to the above statements when the statements were made in Item 4 of the Current Report on Form 8-K we filed with the SEC on May 28, 2004 (the "Form 8-K"). The letter was included as an exhibit to the Form 8-K.

        Representatives of BDO Seidman, LLP are expected to be present at the annual stockholders' meeting and will be afforded the opportunity to make a statement if they desire to do so. Representatives of KPMG LLP are also expected to be available to respond to appropriate questions.

        In addition to performing the audit of our consolidated financial statements for fiscal year 2003, KPMG LLP provided various other services during the year. In addition to performing the audit of our consolidated financial statements for fiscal year 2004 and 2003, BDO Seidman, LLP provided various other services during such year. The aggregate fees billed for the fiscal year ended December 29, 2003 and January 3, 2005 for each of the following categories of services are as follows:

	Year Ended December 29, 2003 (KPMG)	Year Ended January 3, 2005 (KPMG)	Year Ended January 3, 2005 (BDO)
Audit fees, excluding audit related fees, but including quarterly reviews and issuance of a debt compliance certificate	$258,500	$22,500	$140,000
All other fees:
Audit related fees:
Review of S&W Las Vegas LLC financial statements as of and for the year ended December 29, 2003 and January 3, 2005	9,000		5,000
Review of specific audit matters, including FIN 46 and capital lease treatment	6,225	7,250	—
Total all other fees	15,225	7,250	5,000
Total fees	$273,725	$29,750	$145,000

        All audit and non-audit services performed for us by our independent registered public accounting firm during the fiscal year ended January 3, 2005 were pre-approved by the Audit Committee, which concluded that the provision of such services by BDO Seidman, LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

        The Audit Committee Pre-Approval Policy provides for categorical pre-approval of specified audit and permissible non-audit services. In addition, audit services not covered by the annual engagement letter, audit-related services and tax services which individually are estimated to result in an amount of fees that exceed $50,000 require the specific pre-approval by the Audit Committee prior to engagement. In addition, services to be provided by the independent registered public accounting firm that are not within the category of pre-approved services must be pre-approved by the Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated are required to report any pre-approval decisions to the Audit Committee at the meeting of the Audit Committee following the decision. The Audit Committee is not permitted to delegate to management its responsibilities to pre-approve services to be performed by our independent registered public accounting firm.

Recommendation of our Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS(1)

        The Audit Committee is currently comprised of directors who have been appointed by the Board of Directors. The Audit Committee members are independent within the meaning of the listing standards of Nasdaq and Rule 10A-3 under the Exchange Act. Mr. Mandell qualifies as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K under the Exchange Act and the Board of Directors has determined that he has the financial sophistication required under the listing standards of Nasdaq. The Audit Committee is governed by a written charter adopted by the Board of Directors of the Company, which charter was amended in April 2004. The Board of Directors reviews and assesses the adequacy of the charter of the Audit Committee on an annual basis. As described more fully in its charter, the responsibilities of the Audit Committee include: (i) appointment, retention, compensation, oversight and, if necessary, replacement of our independent registered public accounting firm; (ii) oversight of the quality and integrity of our independent audit and financial reporting processes and systems of internal accounting and financial controls; (iii) review of scope of the audit to be conducted by our independent registered public accounting firm, as well as the results of such audit; (iv) review and pre-approval of all audit and permissible non-audit services; and (v) oversight of our financial reporting activities, including in our annual report, and the accounting principles followed.

        The Company's management has primary responsibility for the preparation, presentation and integrity of the Company's financial statements, including the related internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Company's Annual Report on Form 10-K with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. BDO Seidman, LLP, the Company's independent registered public accounting firm, was responsible for performing an audit of the Company's consolidated financial statements for the year ended January 3, 2005 in accordance with auditing standards generally accepted in the United States of America and for providing other related services to the Company.

        The members of the Audit Committee are not practicing professional accountants or auditors, and their performance of their duties under the Committee's charter are not intended to replicate or to certify the functions performed by management and the independent registered public accounting firm, nor is it the purpose of the Committee to certify that the independent registered public accounting firm is "independent" under applicable rules. The Committee exists to serve as board-level oversight through its provision of advice, counsel and direction to management and the accountants on the basis of the information it receives from management and the accountants, discussions with management and the accountants and the experience of the Committee's members in business, financial and accounting matters.

        The Audit Committee discussed with BDO Seidman, LLP, who is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company's accounting principles, their independence and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with BDO Seidman, LLP its independence.

        The Audit Committee discussed with BDO Seidman, LLP the overall scope and plans for the audit. The Audit Committee meets with the, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of the Company's financial reporting. During fiscal year ended January 3, 2005, the Audit Committee held five meetings and also participated in conferences with BDO Seidman, LLP.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 3, 2005, which was filed with the Securities and Exchange Commission on                         , 2005.

Respectfully Submitted By:
THE AUDIT COMMITTEE
Jacob Bermane Richard A. Mandell Robert D. Villency Thomas H. Lee

Dated:                    , 2005

(1)
The material in this report is not "soliciting material," and is not deemed filed with the Securities and Exchange Commission, and the report is not to be incorporated by reference in any filing of the Company under the Securities Act, or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

TIME FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR THE 2006 ANNUAL MEETING

        Any proposal submitted for inclusion in the Company's Proxy Statement and form of proxy relating to the 2006 Annual Meeting of Stockholders must be submitted in accordance with Rule 14a-8 of the Exchange Act and must be received at the Company's principal executive offices on or before December 28, 2005. The submission of a proposal does not guarantee that it will be included in the Company's Proxy Statement. In addition, the Company's Amended and Restated By-laws (the "By-laws") include advance notice provisions that require stockholders desiring to bring business before an annual stockholders meeting to do so in accordance with the terms of the advance notice provisions. The By-laws state that for business to be properly brought before the annual meeting by a stockholder, the stockholder must give timely notice thereof to the Company's Secretary. The By-laws provide that, to be timely, each such notice must be given either by personal delivery or by U.S. mail, postage prepaid, to the Company's Secretary not later than sixty (60) days prior to the date set forth in the By-laws for the annual meeting. The By-laws state that the annual meeting may occur on a date designated by the Company's Board of Directors, its Chairman or President. The Company holds its annual meeting during the third week of May. The By-laws set forth the items to be included in the notice. The exact date for the next annual meeting may be obtained from the Company's Secretary after January 1, 2006. If the Company does not receive notice of a stockholder proposal to be raised at its 2006 Annual Meeting of Stockholders in accordance with the advance notice provisions of the By-laws, then in such event, the management proxies shall be allowed to use their discretionary voting authority when the proposal is raised at the 2006 Annual Meeting.

        The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and any other applicable requirements.

OTHER MATTERS

        As of the date of this Proxy Statement, there are no other matters that the Board of Directors intends to present, or has reason to believe others will present, at the Annual Meeting. If other matters are properly brought before the meeting for action by stockholders, the persons named in the accompanying form of proxy will vote in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with their best judgment with respect to such matters.

INCORPORATION BY REFERENCE

        The SEC allows us to incorporate by reference information into this Proxy Statement. This means that we can disclose important information to you be referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement. This document incorporates by reference the Annual Report on Form 10-K for fiscal year ended January 3, 2005 filed with the SEC and mailed in conjunction with this Proxy Statement. This document contains important information about the Company and its finances.

        PLEASE RETURN YOUR PROXY AS SOON AS POSSIBLE. UNLESS A QUORUM CONSISTING OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE IS REPRESENTED AT THE ANNUAL MEETING, NO BUSINESS CAN BE TRANSACTED. THEREFORE, PLEASE BE SURE TO DATE AND SIGN YOUR PROXY EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE AND RETURN IT IN THE ENCLOSED PREPAID RETURN ENVELOPE. PLEASE ACT PROMPTLY TO ENSURE THAT YOU WILL BE REPRESENTED AT THE ANNUAL MEETING.

By Order of the Board of Directors of The Smith & Wollensky Restaurant Group, Inc.:

Alan N. Stillman Chief Executive Officer
, 2005

APPENDIX A

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.

        The Smith & Wollensky Restaurant Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY as follows:

        The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was August 21, 1997. The Corporation's original name was "The New York Restaurant Group, Inc."

        The Board of Directors of the Corporation, by unanimous written consent, duly adopted resolutions setting forth the Second Amended and Restated Certificate of Incorporation herein contained, declaring its advisability and directing that such Second Amended and Restated Certificate of Incorporation be submitted to the holders of the issued and outstanding capital stock for approval in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware and the Corporation's Certificate of Incorporation, as previously amended.

        The Second Amended and Restated Certificate of Incorporation was duly adopted, after having been declared advisable by the Board of Directors of the Corporation, by the stockholders of the Corporation ~~by written consent~~ in accordance with Sections ~~228;~~ 242 and 245 of the General Corporation Law of the State of Delaware~~, and prompt written notice of the taking of the action without a meeting by less than unanimous written consent has been given in accordance with section 228(e) to the stockholders who did not consent in writing~~.

        The text of the Second Amended and Restated Certificate of Incorporation of the Corporation, as restated and amended (herein called the "Restated Certificate of Incorporation") shall read in its entirety as follows:

        FIRST:    The name of the Corporation is:

THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.

        SECOND:    The registered office of the Corporation in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801, and its registered agent at such address is The Corporation Trust Company.

        THIRD:    The purpose or purposes of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware and to possess and exercise all of the powers and privileges granted by such law and any other law of Delaware.

        FOURTH:    The total number of shares of stock which the Corporation shall have authority to issue is ~~90,000,000~~40,000,000 shares, consisting of 35,000,000 shares of Common Stock (with $.01 par value per share) ("Common Stock")~~. Pursuant to the provisions set forth in Exhibit A attached hereto, the Corporation, has effected a recapitalization and 5,000,000 shares of Preferred Stock (with $.001 par value per share)~~ and 5,000,000 shares of Preferred Stock (with $.001 par value per share).

        The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the Common Stock and the Preferred Stock shall be as follows:

        (a)    Common Stock

          1.    Voting Rights.    Except as otherwise required by law or this Restated Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by him of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation. There shall be no cumulative voting for the election of directors.

          2.    Dividends.    The holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

          3.    Dissolution, Liquidation or Winding Up.    In the event of liquidation, distribution, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, or whatever kind available for distribution to stockholders after payment of debts and liabilities, ratably in proportion to the number of shares of Common Stock held by them respectively.

          4.     No holder of any of the shares of Common Stock or of options, warrants or other rights to purchase shares of Common Stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock or any additional shares to be issued by reason of any increase of the authorized capital stock of the Corporation, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation, or carrying any right to purchase stock, but any such unissued stock, additional authorized issue of shares of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations (including such holders or others) and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

          5.     Shares of authorized Common Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

          6.     The number of authorized shares of Common Stock may be increased or decreased from time to time (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock of the Corporation entitled to vote thereon.

        (b)    Preferred Stock.    Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which shall have such distinctive designation or title as shall be fixed by the Board of Directors of the Corporation prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such other relative rights, powers and preferences, including, without limitation, rights to dividends, conversion rights, if any, redemption rights and liquidation preferences, and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issuance of such class or series as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware. Except as expressly provided in such resolution or resolutions or as required by law, the holders of Preferred Stock shall have no rights as stockholders of the Corporation.

        FIFTH

        A.    Number, Election and Terms of Directors.    The number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by the Board of Directors. The Directors of the Corporation shall be divided into three classes: Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the whole number of the Board of Directors. If the Board of Directors is not evenly divisible by three, the Board of Directors shall determine the number of Directors to be elected to each class. The current members of Class I shall be Jay M. Green and Richard S. LeFrak and they shall hold office for a term to expire at the Annual Meeting of the Stockholders to be held in 2002; the current members of Class II shall be Eugene I. Zuriff and C. Hunter Boll and they shall hold office for a term to expire at the Annual Meeting of the Stockholders to be held in 2003; the current members of Class III shall be Alan N. Stillman, James M. Dunn and Thomas H. Lee and they shall hold office for a term to expire at the Annual Meeting of the Stockholders to be held in 2004, and in the case of each class, until their respective successors are duly elected and qualified. At each annual election held commencing with the annual election in 2002, the Directors elected to succeed those whose terms expire shall be identified as being of the same class as the Directors they succeed and shall be elected to hold office for a term to expire at the third Annual Meeting of the Stockholders after their election, and until their respective successors are duly elected and qualified. If the number of Directors changes, any increase or decrease in Directors shall be apportioned among the classes so as to maintain all classes as equal in number as possible, and any additional Director elected to any class shall hold office for a term which shall coincide with the terms of the other Directors in such class and until his successor is duly elected and qualified.

        B.    Removal.    Any Director ~~or the entire Board of Directors may be removed with or without cause by the holders of a majority of the shares then entitled to vote at an election of Directors; or a majority vote of the Board of Directors. The vacancy in the directorship shall be filled by election of a majority of the remaining Directors then in office, though less than a quorum, or the holders of a majority of the shares then entitled to vote generally in the election of Directors.may be removed with cause by a majority vote of the Board of Directors.~~may be removed with cause by a majority vote of the Board of Directors.

        C.    Vacancies.    Newly created directorships resulting from any increase in the number of directors by the Board of Directors or any vacancy on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors resulting from a vacancy shall shorten the term of any incumbent director.

        D.    ~~C.~~Amendment, Repeal or Alteration.    Notwithstanding any other provisions of the Restated Certificate of Incorporation or the Restated By-Laws of the Corporation; or the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of greater than fifty percent (50%) of the voting power of the outstanding Common Stock of the Corporation entitled to vote generally in the election of Directors shall be required to amend, alter, adopt any provision inconsistent with or to repeal this Article FIFTH.

        SIXTH:    The Corporation hereby elects in this Restated Certificate of Incorporation to be governed by Section 203 of the General Corporation Law of Delaware.

        SEVENTH:    Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them; any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof; or on the application of any receiver or receivers appointed for the Corporation under the provisions of section 291 of Title 8 of the Delaware Code; or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application bas been made, be binding on all the creditors or class of creditors, and/or on all the stockholders, of the Corporation, as the case may be, and also on the Corporation.

        EIGHTH:    Except to the extent prohibited by Delaware law, no director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided that, to the extent provided by applicable law, this provision shall not eliminate the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions which are found by a court of competent jurisdiction to be not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

        If the General Corporation Law of the State of Delaware is amended in the future to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended from time to time.

        NINTH:

          1.    Actions, Suits and Proceedings Other than by or in the Right of the Corporation.    The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (each such person being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of' itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Notwithstanding anything to the contrary in this Restated Certificate of Incorporation, except as set forth in Section 7 of this Article NINTH, the Corporation shall not indemnify an Indemnitee seeking indemnification in connection with an actual or threatened claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) (i) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation or (ii) initiated and approved by the Board of Directors of the Corporation against the Indemnitee. Notwithstanding anything to the contrary in this Restated Certificate of Incorporation, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement.

          2.    Actions or Suits by or in the Right of the Corporation.    The Corporation shall indemnify any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses (including attorneys fees) which the Court of Chancery of Delaware or such other court shall deem proper.

          3.    Indemnification for Expenses of Successful Party.    Notwithstanding the other provisions of this Restated Certificate of Incorporation, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article NINTH, or in defense of ally claim; issue or matter therein or on appeal from any such action, suit or proceeding he shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith. Without limiting the foregoing, if any action, suit or proceeding; is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by the Indemnitee, (iv) an adjudication that the Indemnitee did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe his conduct was unlawful, the Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

          4.    Notification and Defense of Claim.    As a condition precedent to his right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such a claim, other than as provided below in this Section 4. The Indemnitee shall have the right to employ his own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice to the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Restated Certificate of Incorporation. The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.

          5.    Advance of Expenses.    Subject to the provisions of Section 6 of this Article NINTH, in the event that the Corporation does not assume the defense pursuant to Section 4 of this Article NINTH of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article NINTH, any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal from shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article NINTH. Such undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment.

          6.    Procedure for Indemnification.    In order to obtain indemnification or advancement of expenses pursuant to Section 1, 2, 3 or 5 of this Article NINTH, the Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses. Any such indemnification or advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests under Section 1, 2 or 5 of this Article NINTH the Corporation determines within such 60-day period that the Indemnitee did not meet the applicable standard of conduct set forth in Section 1 or 2 of this Article NINTH, as the case may be. Such determination shall be made in each instance by (a) a majority of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question ("disinterested directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding shares of Common Stock to vote for directors, voting as a single class, which quorum shall consist of stockholders who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation), or (d) a court of competent jurisdiction.

          7.    Remedies.    The right to indemnification or advances as granted by this Article NINTH shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disruption thereof is made within the 60-day period referred to above in Section 6 of this Article NINTH. Unless otherwise required by law, the burden of proving that the Indemnitee is not entitled to indemnification or advancement of expenses under this Article NINTH shall be on the Corporation. Neither the failure of the

  Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 6 of this Article NINTH that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's expenses (including attorneys' fees) incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

          8.    Subsequent Amendment.    No amendment, termination or repeal of this Article NINTH or of the relevant provisions of the General Corporation Law of the State of Delaware or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

          9.    Other Right.    The indemnification and advancement of expenses provided by this Article NINTH shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article NINTH shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article NINTH. In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation; and such rights may be equivalent to, or greater or less than, those set forth in this Article NINTH and as limited by applicable law.

          10.    Partial Indemnification.    If an Indemnitee is entitled under any provision of this Article NINTH to indemnification by the Corporation for some or a portion of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any action, suit, proceeding or investigation and any appeal therefrom; but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including attorneys' fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

          11.    Insurance.    The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under this Article NINTH or the General Corporation Law of the State of Delaware.

          12.    Merger or Consolidation.    If the Corporation is merged into or consolidated with another corporation and the Corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under this Article NINTH with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the date of such merger or consolidation.

          13.    Savings Clause.    If this Article NINTH or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in correction with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article NINTH that shall not have been invalidated and to the fullest extent permitted by applicable law.

          14.    Definitions.    Terms used herein and defined in Section 145(h) and Section 145(i) of the General Corporation Law of the State of Delaware shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

          15.    Subsequent Legislation.    If the General Corporation Law of the State of Delaware is amended after adoption of this Article NINTH to expand further the indemnification permitted to Indemnitees, then the Corporation shall indemnify such persons to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

        TENTH:    In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware.

        A. The Board of Directors of the Corporation is expressly authorized to adopt, amend, or repeal the By-laws of the Corporation.

        B. Elections of directors need not be by written ballot unless the By-laws of the Corporation shall so provide.

        C. The books of the Corporation may be kept at such place within or without the State of Delaware as the By-laws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

        D. All actions of stockholders shall be taken at an annual or special meeting of stockholders of the Corporation. No stockholder action may be taken without a meeting, without prior notice and without a vote.

        ELEVENTH:    Except as otherwise stated elsewhere in this Restated Certificate of Incorporation, the Corporation reserves the right to amend or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

        TWELFTH:    The Corporation is to have perpetual existence.

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, The Smith & Wollensky Restaurant Group, Inc. has caused its corporate seal to be hereunto affixed and this Restated Certificate of Incorporation to be signed by ~~James M~~Eugene I. ~~Dunn~~Zuriff, its President, who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Restated Certificate of Incorporation is his act and deed, and attested by Alan M. Mandel, its Secretary, as of the ~~22nd~~     day of ~~May~~            , ~~2001.~~2005.

THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.
By:	Name: ~~James M. Dunn~~Eugene I. Zuriff Title: President

ATTEST:

By:	Name: Alan M. Mandel Title: Secretary

THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.

PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS

MAY 26, 2005

        The undersigned hereby appoints Alan N. Stillman and Alan M. Mandel, or either of them with power of substitution, proxies to vote at The Smith & Wollensky Restaurant Group, Inc. Annual Meeting of Stockholders on May 26, 2005, and any adjournments or postponements thereof, all shares of Common Stock of The Smith & Wollensky Restaurant Group, Inc. (the "Company") that the undersigned is entitled to vote at such meeting on matters which may come before the Annual Meeting in accordance with and as more fully described in the Notice of Annual Meeting of Stockholders and the Proxy Statement.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON THE PROPOSAL SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE PROPOSALS SET FORTH IN THE PROXY STATEMENT. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS TO BE VOTED UPON.

(Continued and to be signed on the reverse side)

COMMENTS:

ANNUAL MEETING OF STOCKHOLDERS OF
THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.

MAY 26, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

\/ Please detach along perforated line and mail in the envelope provided. \/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK IN AS SHOWN HERE:

1. PROPOSAL FOR ELECTION OF DIRECTORS
☐	FOR NOMINEE RICHARD A. MANDELL	TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.
☐	WITHHOLD AUTHORITY FOR NOMINEE RICHARD A. MANDELL
2. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO AUTHORIZE 5,000,000 SHARES OF PREFERRED STOCK AND TO REDUCE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 35,000,000

FOR AGAINST ABSTAIN	☐ ☐ ☐
3. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDER ACTION ONLY BY VOTE AT A DULY CONVENED MEETING OF STOCKHOLDERS
FOR AGAINST ABSTAIN	☐ ☐ ☐
4. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO PERMIT REMOVAL OF DIRECTORS ONLY FOR CAUSE
FOR AGAINST ABSTAIN	☐ ☐ ☐
5. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO PERMIT VACANCIES ON THE BOARD OF DIRECTORS TO BE FILLED ONLY BY ACTION OF THE BOARD OF DIRECTORS
FOR AGAINST ABSTAIN	☐ ☐ ☐
6. PROPOSAL TO RATIFY APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 2, 2006
FOR AGAINST ABSTAIN	☐ ☐ ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐	Please check here if you plan to attend the meeting.	☐
Signature of Stockholder		Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

(This page has been left blank intentionally.)

QuickLinks

PROPOSAL ONE ELECTION OF ONE CLASS I DIRECTOR
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS(1)
STOCK PERFORMANCE GRAPH(1)
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSALS TWO THROUGH FIVE STRATEGIC AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION
PROPOSAL TWO THE PREFERRED STOCK AMENDMENT
PROPOSAL THREE THE STOCKHOLDER MEETING AMENDMENT
PROPOSAL FOUR THE REMOVAL AMENDMENT
PROPOSAL FIVE THE VACANCY AMENDMENT
PROPOSAL SIX RATIFICATION OF APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 2, 2006
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)
TIME FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING
OTHER MATTERS
INCORPORATION BY REFERENCE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.
THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.
THE SMITH & WOLLENSKY RESTAURANT GROUP, INC. PROXY CARD ANNUAL MEETING OF STOCKHOLDERS MAY 26, 2005
ANNUAL MEETING OF STOCKHOLDERS OF THE SMITH & WOLLENSKY RESTAURANT GROUP, INC. MAY 26, 2005
Please date, sign and mail your proxy card in the envelope provided as soon as possible.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK IN AS SHOWN HERE